 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

DYNATRONICS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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DYNATRONICS CORPORATION
1200 Trapp Road
Eagan, MN 55121

October 20, 2020

Dear Dynatronics Shareholders:

On behalf of Dynatronics Corporation, a Utah corporation, I cordially invite you to attend the Annual Meeting of Shareholders on Wednesday, December 2, 2020 at 8:00 a.m. Central Time at our principal executive offices located at 1200 Trapp Road, Eagan, Minnesota 55121. All attendees will be required to wear a face mask, be subject to temperature testing and a COVID-19 self-assessment. Social distancing will be observed.

We will be conducting the business outlined and described in detail in the accompanying Notice of 2020 Annual Meeting of Shareholders and Proxy Statement. You are entitled to receive notice of and to attend and vote at the Annual Meeting if you were a shareholder of record on October 5, 2020, the record date established by the Board of Directors.

Be sure to follow the instructions on the proxy card or voting instruction card. Submitting your vote in any of the authorized ways will ensure your representation at the Annual Meeting, regardless of whether you will be attending the Annual Meeting in person.

Your vote is important to us and I do hope you will vote as soon as possible.
Sincerely, /s/ John Krier John Krier President and Chief Executive Officer

NOTICE OF 2020 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

DYNATRONICS CORPORATION
Annual Meeting of Shareholders
December 2, 2020
8:00 a.m. Central Time
1200 Trapp Road
Eagan, Minnesota 55121

To the Shareholders of Dynatronics Corporation:

Notice of Meeting – The 2020 Annual Meeting of Shareholders of Dynatronics Corporation, a Utah corporation, will be held on December 2, 2020, at 8:00 a.m. Central Time, at our principal executive offices located at 1200 Trapp Road, Eagan, Minnesota 55121.

Items of Business – At the Annual Meeting, we will conduct the following business:

1.
Elect the four director nominees named in the accompanying Proxy Statement to the board of directors, each to serve until our next annual meeting of shareholders and until his successor is duly elected and qualified, or until the director’s earlier resignation or removal;

2.
Ratify the appointment of Tanner LLC as our independent registered public accounting firm for the fiscal year ending June 30, 2021;

3.
Approve the Dynatronics Corporation 2020 Equity Incentive Plan;

4.
Approve a resolution authorizing our board of directors to effect a reverse stock split of our common stock at a ratio of not less than one-for-two and not more than one-for-five at any time within one year from the date of shareholder approval, in the sole discretion of the board of directors, pursuant to an amendment to our Articles of Incorporation; and

5.
Consider and transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing proposals are more fully described in the Proxy Statement.

The board of directors recommends that you vote your shares “FOR” each of the director nominees included in Proposal 1 and “FOR” Proposals 2, 3 and 4.

Record Date and Notice – Shareholders of record holding shares of any of our common stock, Series A 8% Convertible Preferred Stock, or Series B Convertible Preferred Stock as of the close of business on October 5, 2020 (the record date for determining those shareholders eligible to receive notice of and entitled to vote at the Annual Meeting) may participate in this year’s Annual Meeting or any adjournment or postponement thereof and vote on the matters listed above. For 10 days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder, for any purpose relating to the Annual Meeting, during ordinary business hours at our principal executive offices located at 1200 Trapp Road, Eagan, Minnesota 55121.

Voting – Telephone and Internet voting are available. You may also vote by mail by requesting a paper copy of our proxy materials. For specific instructions on voting, please refer to the instructions in the Notice of Internet Availability of Proxy Materials. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

Adjournments and Postponements – Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Important Notice – Health and Safety Considerations; Contingent Virtual Meeting. The health and safety of our employees and our shareholders is of highest priority to us. All attendees at the Annual Meeting will be required to wear face coverings covering the nose and mouth and observe safe physical/social distancing as directed. Anyone who refuses or fails to cooperate will not be permitted to participate. We are closely monitoring the developments regarding the coronavirus (COVID-19). Although we currently intend to hold our Annual Meeting in person and observe applicable and recommended health guidelines, we are sensitive to the public health and travel concerns shareholders may have as well as the protocols that federal, state, and local governments have imposed and may continue to impose. In the event we determine in our discretion that we need to conduct our Annual Meeting solely by means of remote communication, we will announce the change and provide instructions on how shareholders can participate in the Annual Meeting. These communications will be made via press release and by filing additional solicitation materials with the Securities and Exchange Commission. The press release will also be available on the Investors section of our website at www.dynatronics.com. If you currently plan to attend the Annual Meeting in person, please check our website one week prior to the Annual Meeting.
By Order of the Board of Directors, /s/Jennifer Keeler Jennifer Keeler General Counsel and Corporate Secretary Eagan, Minnesota
October 20, 2020

Contents

NOTICE OF 2020 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT	iii
Why am I receiving these materials?	2
What is included in these materials?	2
What am I voting on?	2
Why did I receive a one-page notice in the mail or email notification regarding the Internet availability of proxy materials instead of a full set of proxy materials?	3
How can I get electronic access to the proxy materials?	3
Who can vote at the Annual Meeting?	3
What is the difference between holding shares as a shareholder of record and as a beneficial owner?	4
How do I vote?	4
What if my shares are registered in more than one person’s name?	4
What does it mean if I receive more than one Notice?	4
How many votes must be present to hold the Annual Meeting?	5
How many votes are needed to elect the directors (Proposal 1)?	5
How many votes are needed to ratify the appointment of Tanner as our independent registered public accounting firm for the fiscal year ending June 30, 2021 (Proposal 2)?	5
How many votes are needed to approve the 2020 Equity Incentive Plan (Proposal 3)?	5
How many votes are needed to approve the resolution and the amendment to the Articles of Incorporation related to the reverse stock split (Proposal 4)?	5
What if I return a proxy card or otherwise vote but do not make specific choices?	6
Can I change my vote after submitting my proxy?	6
What are the Recommendations of the Board of Directors?	6
Who is paying for this proxy solicitation?	6
How can I find out the results of the voting at the Annual Meeting?	7
Who can answer my questions about the Annual Meeting?	7
PROPOSAL NO. 1 ELECTION OF DIRECTORS	7
General	7
Vote required	7
Nominees for Director	7
Business Experience and Qualifications of Nominees	8
Recommendation of the Board	9

v

INFORMATION REGARDING THE BOARD OF DIRECTORS	9
General Information	9
Director Attendance at the Annual Meeting	9
Preferred Directors	9
Family Relationships	10
CORPORATE GOVERNANCE	11
Independence of the Board of Directors	11
Board Leadership Structure	11
Role of the Board in Risk Oversight	12
Communications with the Board of Directors	12
Meetings of the Board of Directors	12
Executive Sessions	12
Information Regarding Committees of the Board of Directors	12
Audit Committee	13
Compensation Committee	13
Nominating and Governance Committee	14
Code of Ethics	15
Corporate Governance Guidelines	15
DIRECTOR COMPENSATION	16
Director Compensation Table 2020	16
Director Compensation – Equity	16
PROPOSAL NO. 2 – RATIFICATION OF SELECTION OF TANNER LLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2021	16
General	16
Vote Required	17
Independence	17
Principal Accountant Fees and Services	17
Pre-approval Policies and Procedures	18
Recommendation of the Board	18
Report of the Audit Committee of the Board of Directors	18
PROPOSAL NO. 3 APPROVE THE DYNATRONICS CORPORATION 2020 EQUITY INCENTIVE PLAN	20
PROPOSAL NO. 4 –APPROVAL OF A REVERSE STOCK SPLIT	26
OF THE COMPANY’S COMMON STOCK	26

EXECUTIVE OFFICERS	36
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	36
Beneficial Ownership Table	37
EXECUTIVE COMPENSATION	38
Summary Compensation Table	38
Outstanding Equity Awards at June 30, 2020	38
Employment Agreements	39
Payments upon Termination	39
Retirement Benefits	40
RELATED-PARTY TRANSACTIONS POLICY AND PROCEDURES	40
SHAREHOLDER PROPOSALS FOR 2021 ANNUAL MEETING OF SHAREHOLDERS	40
HOUSEHOLDING OF PROXY MATERIALS	41
OTHER MATTERS	41

DYNATRONICS CORPORATION
1200 Trapp Road
Eagan, Minnesota 55121

PROXY STATEMENT
FOR THE 2020 ANNUAL MEETING OF SHAREHOLDERS
DECEMBER 2, 2020

We cordially invite you to attend the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) for Dynatronics Corporation, a Utah corporation (sometimes referred to as the “Company,” “we,” “us,” or “our”). The Annual Meeting will be held at 8:00 a.m. Central Time on December 2, 2020, at the Company’s corporate headquarters, located at 1200 Trapp Road, Eagan, Minnesota 55121.

This Proxy Statement is being furnished by and on behalf of our board of directors (the “Board”) in connection with the solicitation of proxies to be voted at the Annual Meeting. This Proxy statement describes issues on which the Company is asking you, as a shareholder, to vote and provides information that will allow you to make an informed voting decision.

The approximate date on which this Proxy Statement and the enclosed form of proxy are first being sent or given to shareholders of record is October 20, 2020. If you hold your shares through a broker, bank or other nominee, the Notice of Internet Availability voting instructions are being forwarded to you by such broker, bank or other nominee.

References in this Proxy Statement to fiscal years refer to the fiscal year ended June 30 of the referenced year. For example, “fiscal 2019” refers to the fiscal year ended June 30, 2019, “fiscal 2020” refers to the fiscal year ended June 30, 2020, and “fiscal 2021” refers to the fiscal year ending June 30, 2021.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

Our Notice of 2020 Annual Meeting of Shareholders, Proxy Statement and Annual Report on Form 10-K are available on the Internet at www.proxyvote.com by using the control number provided on your proxy card. You can also review the proxy materials on our website at www.dynatronics.com. The Notice of Internet Availability of Proxy Materials also provides instructions on how to view the proxy materials online, and how to vote and participate in the Annual Meeting. If you received a Notice of Internet Availability of Proxy Materials, you will not receive a printed copy of the proxy materials unless you specifically request them.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

The following questions and answers are intended to briefly address potential questions regarding this Proxy Statement and the Annual Meeting. They are also intended to provide our shareholders with certain information that is required to be provided under the rules and regulations of the Securities and Exchange Commission (the “SEC”). These questions and answers may not address all of the questions that are important to you as a shareholder. If you have additional questions about the Proxy Statement or the Annual Meeting, please contact our Corporate Secretary using the contact information provided in this Proxy Statement.

When and where will the Annual Meeting be held?

The date, time and place of the Annual Meeting are:

December 2, 2020
8:00 a.m. Central Time
Dynatronics Corporation Corporate Headquarters
1200 Trapp Road
Eagan, Minnesota 55121

Important Notice - Contingent Virtual Meeting. We are closely monitoring the developments regarding the coronavirus (COVID-19). Although we currently intend to hold our Annual Meeting in person, we are sensitive to the public health and travel concerns shareholders may have and the protocols that federal, state, and local governments have imposed and may continue to impose. In the event we determine that we need to conduct our Annual Meeting solely by means of remote communication, we will announce the change and provide instructions on how shareholders can participate in the Annual Meeting via press release and by filing additional solicitation materials with the SEC. Any such press release will also be available on the Investors section of our website at www.dynatronics.com. If you currently plan to attend the Annual Meeting in person, please check our website one week prior to the Annual Meeting.

Why am I receiving these materials?

Our Board is making these materials available to you on the Internet, or upon your request has delivered printed versions of these materials to you by mail, in connection with the solicitation of proxies by and on behalf of the Board for use at our Annual Meeting, and any adjournment or postponement thereof. Shareholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement. We are making these materials available to shareholders on or about October 20, 2020.

What is included in these materials?

These materials include:

●
Notice of 2020 Annual Meeting of Shareholders;

●
this Proxy Statement for the Annual Meeting; and

●
our Annual Report on Form 10-K for fiscal 2020 (“Annual Report”), which includes our audited consolidated financial statements for the fiscal year ended June 30, 2020.

If you request printed versions of these materials by mail, they will also include the proxy card for the Annual Meeting.

What am I voting on?

You will be voting on each of the following:

●
the election of four nominees to serve as directors on our Board for a one-year term of office;

●
the ratification of the appointment of Tanner LLC (“Tanner”) as our independent registered public accounting firm for the fiscal year ending June 30, 2021;

●
approval of the Dynatronics Corporation 2020 Equity Incentive Plan (“2020 Plan”);

●
approval of a resolution authorizing the Board to effect a reverse stock split of the Company’s Common Stock at a ratio of not less than one-for-two and not more than one-for-five at any time within one year for the date of shareholder approval, in the sole discretion of the Board, pursuant to amendment to our Articles of Incorporation; and

●
any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

As of the date of this Proxy Statement, the Board knows of no other matters to be brought before the Annual Meeting.

Why did I receive a one-page notice in the mail or email notification regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, we have provided access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to shareholders. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice (www.proxyvote.com), free of charge, or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy are found in the Notice. In addition, shareholders may request to receive proxy materials electronically by email on an ongoing basis.

How can I get electronic access to the proxy materials?

The Notice provides you with instructions regarding how to:

●
View proxy materials for the Annual Meeting on the Internet and execute a proxy; and

●
Instruct us to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our Annual Meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Who can vote at the Annual Meeting?

You may vote at the Annual Meeting if you owned shares of any of our Common Stock (“Common Stock”), Series A 8% Convertible Preferred Stock (“Series A Preferred”), or Series B Convertible Preferred Stock (“Series B Preferred”) as of the close of business on October 5, 2020 (the “Record Date”). The Series A Preferred and the Series B Preferred are sometimes referred to collectively in this Proxy Statement as the “Voting Convertible Preferred Stock.”

Common Stock. Holders of record of shares of Common Stock are entitled to one vote for each share of Common Stock owned by them as of the Record Date.

Voting Convertible Preferred Stock. Holders of record of shares of Voting Convertible Preferred Stock vote those shares on an as-converted basis, one vote for each share of Common Stock issuable upon an assumed conversion of the Voting Convertible Preferred Stock; provided, however, that the voting rights of some holders of the Voting Convertible Preferred Stock are subject to limitations pursuant to a rule of The Nasdaq Stock Market (“NASDAQ”) referred to as a “Voting Cutback.” The Voting Cutback limits the number of “as-if-converted common shares” that may be voted by such shareholder to the number of shares of Common Stock issuable upon conversion of the Voting Convertible Preferred Stock held by such holder that equals the quotient of (x) the aggregate purchase price paid by such holder of the Voting Convertible Preferred Stock for the shares of Voting Convertible Preferred Stock, divided by (y) the greater of (i) $2.50 and (ii) the market price of the Common Stock on the trading day immediately prior to the date of issuance of the holder’s Voting Convertible Preferred Stock.

As of the Record Date, the total number of shares of Common Stock issued and outstanding (including as-converted Voting Convertible Preferred Stock) entitled to vote at the Annual Meeting is 17,344,205 shares (after taking into consideration the applicable Voting Cutback). This number includes 14,389,711 shares of Common Stock, 1,992,000 shares of Series A Preferred (1,628,130 shares “as-converted” voting power after the applicable Voting Cutback), and 1,459,000 shares of Series B Preferred (1,326,364 shares “as-converted” voting power after the applicable Voting Cutback).

We also have issued and outstanding shares of our Series C Non-Voting Convertible Preferred Stock (the “Series C Preferred”), which is convertible to Common Stock, but which is non-voting stock. The holders of the Series C Preferred are not entitled to vote such shares at the Annual Meeting.

Cumulative voting is not permitted, and shareholders are not entitled to appraisal or dissenters’ rights with respect to any matter to be voted on at the Annual Meeting.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Shareholder of Record: Shares Registered in Your Name – If your shares were registered on the Record Date directly in your name with our transfer agent, Interwest Transfer Co, Inc., you are the “shareholder of record” of those shares. As the shareholder of record, you may vote those shares in person at the Annual Meeting or you may vote them by proxy. Whether or not you plan to attend the meeting, we urge you to follow the instructions for voting your shares in one of the ways indicated in the Notice to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank – If on the Record Date, your shares were held on your behalf in an account at a brokerage firm, bank, dealer or other similar organization, then you are the “beneficial owner” of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting the shares held on your behalf in the account at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent – the shareholder of record.

How do I vote?

Shareholders may vote using one of the following four methods:

●
over the Internet, which you are encouraged to do if you have access to the Internet;

●
by telephone;

●
by requesting a paper or email copy of the proxy materials and completing, signing and returning the proxy card in the mail; or

●
by attending the Annual Meeting and voting in person.

The Notice provides instructions on how to access your proxy materials and how to vote via the Internet or by telephone. For shareholders who request to receive a paper proxy card in the mail, instructions for voting via the Internet, by telephone or by mail are set forth on the proxy card.

If you hold shares in street name, the organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. The shareholder of record will provide you with instructions on how to ensure your shares are voted according to your directions. Internet and telephone voting will be offered to shareholders owning shares through most brokerage firms and banks. Additionally, if you would like to vote in person at the Annual Meeting, contact the brokerage firm, bank or other nominee who holds your shares to obtain a proxy from them and bring it with you to the Annual Meeting. You will not be able to vote at the Annual Meeting unless you have a proxy from your brokerage firm, bank or other nominee.

You may vote “FOR” or “Withhold” your vote from any of the nominees to the Board that you specify. For all other proposals you may vote “FOR” or “Against” or you may “Abstain” from voting.

What if my shares are registered in more than one person’s name?

If you own shares that are registered in the name of more than one person, each person registered as a shareholder must sign the proxy. If an attorney, executor, administrator, trustee, guardian or any other person signs the proxy in a representative capacity, the full title of the person signing the proxy should be given and a certificate should be furnished showing evidence of appointment.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, that is an indication that you have multiple accounts with brokers or with our transfer agent. Please vote all of these shares. We recommend that you contact your broker or our transfer agent, as applicable, to consolidate as many accounts as possible under the same name and address. You may contact our transfer agent, Interwest Transfer Co, Inc., by telephone at (877) 481-4014.

How many votes must be present to hold the Annual Meeting?

In order for us to conduct the Annual Meeting, the holders of a majority of the issued and outstanding shares entitled to vote (including the Voting Convertible Preferred Stock on an as-converted basis, as indicated above) as of the Record Date must be present, in person or by proxy, at the Annual Meeting. This is referred to as a “quorum.” As of the Record Date, there were 17,334,205 shares of Common Stock outstanding and entitled to vote at the Annual Meeting (including shares of Series A Preferred and Series B Preferred on an as-converted basis), held by 433 holders of record. Your shares will be counted as present for purposes of determining the presence of a quorum at the Annual Meeting if you do any one of the following:

●
vote via the Internet or by telephone;

●
return a properly executed proxy by mail (even if you do not provide voting instructions); or

●
attend the Annual Meeting and vote in person.

How many votes are needed to elect the directors (Proposal 1)?

Directors are elected by a plurality of the votes cast at the Annual Meeting, meaning that the four nominees receiving the most votes will be elected.

How many votes are needed to ratify the appointment of Tanner as our independent registered public accounting firm for the fiscal year ending June 30, 2021 (Proposal 2)?

The approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting.

How many votes are needed to approve the 2020 Equity Incentive Plan (Proposal 3)?

The approval of this proposal requires the affirmative vote of a majority of the votes cast on this proposal at the Annual Meeting.

How many votes are needed to approve the resolution and the amendment to the Articles of Incorporation related to the reverse stock split (Proposal 4)?

The approval of this proposal requires the affirmative vote of a majority of the votes cast on this proposal at the Annual Meeting by the holders of our Common Stock voting separately as a voting group; and by a majority of the votes cast on this proposal at the Annual Meeting by the holders of our Common Stock, Series A Preferred and Series B Preferred, voting together as a single voting group.

What happens if I do not vote?

If you hold your shares directly in your own name and fail to vote them on the Internet, via the telephone, or by providing a proxy, your shares will not be considered voted. However, your shares may be voted under certain circumstances where you do not provide a proxy if they are held in the name of a brokerage firm. As discussed below, brokerage firms have the authority under stock exchange rules to vote their customers’ unvoted shares on “routine” matters. Routine matters include the ratification of the appointment of the independent registered public accounting firm. Accordingly, if a brokerage firm votes your shares on these routine matters in accordance with these rules, your shares will (a) count as present at the Annual Meeting for purposes of establishing a quorum and (b) count as “FOR” votes or “AGAINST” votes, as voted by your brokerage firm.

What are Broker Non-Votes?

Shares of Common Stock for which we have received proxies from a street-name record holder, but with respect to which the beneficial holders of those shares have chosen to abstain from voting, will be counted as present at the Annual Meeting for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but such shares will not count as votes cast in respect of the election of directors, or any other non-routine proposal with respect to which the shareholder has chosen to abstain. As a result, those shares will not be included in the vote totals for such proposals and, therefore, will have no effect on such proposals.

Brokers are prohibited in certain circumstances from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In these circumstances, those shares will be counted for the purpose of determining if a quorum is present, but such shares will not be included in the vote totals and, therefore, will have no effect on any proposal. Under the rules that govern brokers, brokers do not have discretionary authority to vote on the election of directors or on executive compensation matters; however, brokers do have discretionary authority to vote on the ratification of our independent registered public accounting firm and may choose to do so.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted by us “FOR” each of the nominees for director and “FOR” each of the proposals according to the recommendation of the Board as indicated in the Proxy Statement.

If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using their best judgment.

Can I change my vote after submitting my proxy?

You can revoke a proxy given by you at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●
You may submit another properly completed proxy card with a later date.

●
You may grant a subsequent proxy by telephone or through the Internet.

●
You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 1200 Trapp Road, Eagan, Minnesota 55121.

●
You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card or Internet proxy is the one that is counted. If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

What are the Recommendations of the Board of Directors?

The Board of Directors has unanimously determined to recommend that shareholders vote (i) “FOR” each of the director nominees; (ii) “FOR” the ratification of the appointment of Tanner as our independent registered public accounting firm for the fiscal year ending June 30, 2021; (iii) “FOR” the approval of the Dynatronics Corporation 2020 Equity Incentive Plan; and (iv) “FOR” the approval of the reverse stock split of the Company’s Common Stock.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies, including any costs associated with printing and mailing proxy materials for those shareholders who request to receive printed versions of them. In addition, directors, officers and employees of Dynatronics and its subsidiaries may solicit proxies by mail, personal interview, telephone, email or facsimile transmission without additional compensation. We may also solicit proxies through press releases and postings on our website at www.dynatronics.com. Arrangements will be made with brokerage houses, voting trustees, banks, associations and other custodians, nominees and fiduciaries, who are record holders of our voting stock not beneficially owned by them, for forwarding these proxy materials to, and obtaining proxies from, the beneficial owners of such stock entitled to vote at the Annual Meeting. We will reimburse these persons for their reasonable expenses incurred in performing these services.

How can I find out the results of the voting at the Annual Meeting?

All votes will be tabulated by the inspector of elections for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Who can answer my questions about the Annual Meeting?

You can contact our Corporate Secretary, Jennifer Keeler, by telephone, at (651) 683-8066 or by writing to Dynatronics Corporation, 1200 Trapp Road, Eagan, Minnesota 55121, Attn: Corporate Secretary, with any questions about the proposals described in this Proxy Statement or how to execute your vote.

PROPOSAL NO. 1 ELECTION OF DIRECTORS
General

Under our Bylaws, as amended and restated our Board may consist of up to seven directors. Up to four of the directors (the “Common Directors”) may be elected annually by the holders of our Common Stock voting as a group, including holders of the Series A Preferred and Series B Preferred voting on an as-converted basis. The remaining three directors are referred to as the “Preferred Directors” and elected and hold office at the pleasure of the holders of the Series A Preferred.

In 2020, the Board increased the number of Board members from six members to seven members when John Krier became Chief Executive Officer of the Company. Currently, the Board consists of four Common Directors and three Preferred Directors.

As a consequence of the increase in the size of the Board, at this year’s Annual Meeting our shareholders will elect four Common Directors. The nominees identified below have been selected by the Nominating and Governance Committee to serve as Common Directors for one-year terms until the 2021 Annual Meeting of shareholders and until their respective successors are elected or appointed, or until such director’s earlier resignation or termination.

Vote required

Directors are elected by a plurality of the votes cast in person or by proxy, assuming a quorum is present. This means that the four director nominees receiving the highest number of “FOR” votes at this year’s Annual Meeting (even if they receive less than a majority) will be elected to the Board. Since the nominees are running unopposed for the same number of seats as there are nominees, a nominee only needs one vote to be elected if there is a quorum present at the Annual Meeting.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. If a nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee instead will be voted for the election of a substitute nominee that we may propose. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your shares. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum, but will not have any effect on the outcome of the election of directors.

Nominees for Director

Four incumbent directors are standing for re-election. Each nominee named below has agreed to serve if elected. We have no reason to believe that any nominee will be unable to serve. Our policy is to encourage directors and nominees for director to attend the Annual Meeting.

The Board has determined that two of the nominees to be considered for election at the Annual Meeting, Mr. Klosterman and Dr. Ward, qualify as “independent” as defined by the rules and regulations of NASDAQ. The other nominees include our former Chief Executive Officer, Brian D. Baker, and our current Chief Executive Officer, John Krier. Because of applicable NASDAQ Stock Market Rules, Mr. Baker and Mr. Krier are not considered independent.

Business Experience and Qualifications of Nominees

John Krier Director, Chief Executive Officer Age 43 Director Since July 2020
Mr. Krier has been the Chief Executive Officer since July 2020. He joined Dynatronics in March of 2020 and served as Chief Financial Officer until he was named the Chief Executive Officer. Prior to joining the Company, Mr. Krier was Vice President of Marketing at Breg, Inc., a significant Dynatronics customer, where his work included executive leadership for Breg’s bracing product and technology marketing teams, including integrated applications with healthcare systems, service solutions with third-party payer reimbursement, and customer experience. Mr. Krier received his bachelor’s degree from the University of South Dakota. He is a Certified Public Accountant (inactive), and a member of the American Institute of Certified Public Accountants and Minnesota Society of Certified Public Accountants. We believe it is important to have our Chief Executive Officer also serve as a member of the Board.

Brian D. Baker Director, Consultant Age 54 Director Since August 2019
Mr. Baker served as our Chief Executive Officer from August 2019 to July 2020 and as our Chief Operating Officer from May 2019 until August 2019. Following his resignation as Chief Executive Officer, Mr. Baker continued as an employee of the Company until October 8, 2020 and then became a consultant to the Company. From February 2018 to May 2019, Mr. Baker served as the President of our Therapy Products Division. Prior to joining Dynatronics, he was Vice President of Global Operations of Seaspine Holdings Corporation from July 2015 to January 2018, and Vice President of Operations of the SeaSpine business within Integra LifeSciences Corporation from March 2015 to July 2015. From November 2013 until March 2015, he was an industry consultant providing mergers and acquisitions and business process optimization services. He holds a B.A. degree in business from the University of Phoenix. We believe Mr. Baker’s extensive industry experience and his work with restructuring our operations qualify him to continue to serve as a member of our Board.

Scott A. Klosterman Director Age 62 Director since 2016 Independent Director
Mr. Klosterman is Chief of Staff at HNI Healthcare, a technology-enabled physician management company, since April 2020 where he previously served as Chief Financial Officer (2018-2020) and Executive Vice President of Financial Operations (2016-2017). From 2010 to 2015, he was Vice President and General Manager, Post-Operative Products and Services at Hanger, Inc., a leading provider of prosthetic, orthotic, and therapeutic solutions. From 2009 to 2010, he was an executive consultant, providing consulting services to healthcare businesses, advising on product development and new product launches. He was Division President of Chattanooga Group from 2003 to 2008, where he previously served as Chief Operating Officer (1997-2003) and Chief Financial Officer, Secretary, and Treasurer (1994-1997). He was a licensed certified public accountant in Pennsylvania from 1982 until 1994 and has an M.B.A. degree from Baylor University and a B.S. degree in Accounting (with highest honors) from the University of Delaware. Based on Mr. Klosterman’s extensive experience in the medical industry and as a finance executive, the Nominating and Governance Committee believes that he is well qualified to serve on our Board of Directors.

R. Scott Ward, Ph.D. Director Age 64 Director since 2013 Independent Director
Dr. Ward serves as the chairman of the Department of Physical Therapy at the University of Utah. He is the past president of the American Physical Therapy Association, a position he held from 2006 to 2012. In addition, Dr. Ward served as chair of the rehabilitation committee of the American Burn Association. He has published extensive research studies related to wound care and burn rehabilitation. Dr. Ward received a B.A. degree in Physical Therapy and a Ph.D. degree in Physiology from the University of Utah. Based on Dr. Ward’s prominence in his field, and his extensive experience and expertise in physical therapy, the Nominating and Governance Committee believes that Dr. Ward is well qualified to serve as a member of our Board of Directors.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE FOUR NOMINEES NAMED ABOVE.

INFORMATION REGARDING THE BOARD OF DIRECTORS

General Information

Directors elected at the Annual Meeting of shareholders serve until our next annual meeting of shareholders and until their successors are elected and qualified, or their earlier resignation or removal. Three members of the Board are Preferred Directors appointed under the provisions of the Certificate of Designations, Preferences and Rights of the Series A Preferred (the “Series A Certificate of Designations”) as discussed in the following section of this Proxy Statement.

Director Attendance at the Annual Meeting

We believe the Annual Meeting provides a good opportunity for our directors to hear any feedback that our shareholders may desire to share with the Board and with us. As a result, directors are encouraged to attend the Annual Meeting if their schedules permit. Six of our directors attended the 2019 Annual Meeting of Shareholders. We reimburse our directors for the reasonable expenses they may incur in attending the Annual Meeting.

Preferred Directors

Under our Bylaws as amended and restated, the Board can include up to seven members. The Series A Certificate of Designations grants to the holders of the Series A Preferred certain rights, referred to as “Director Rights,” to appoint up to three members of the Board – the Preferred Directors – for as long as the original Series A Preferred investors own or would directly or indirectly beneficially own at least 28.6% of our Common Stock (the “Threshold Ownership Percentage”). This period of ownership is known as the “Director Rights Period”. Excluded from the calculation of the Threshold Ownership Percentage are any shares of Common Stock issuable upon the exercise of the warrants held by these investors. In compliance with NASDAQ Rule 5640, the number of Preferred Directors will be reduced pro rata with any reduction in ownership by the preferred investors below the Threshold Ownership Percentage, so that the number of Preferred Directors is approximately proportionate to the preferred investors’ direct or indirect ownership of our Common Stock. By agreement among the Series A Preferred shareholders and Dynatronics, the Director Rights may be exercised at the discretion of certain affiliates of Prettybrook Partners, LLC, a private investment firm (with its affiliates, collectively referred to as “Prettybrook”) for as long as Prettybrook owns at least 50% of the outstanding Series A Preferred.

The Director Rights are not exercisable unless the preferred investors are the beneficial owners of at least 10% of our Common Stock, including shares issuable upon conversion of the Series A Preferred, but excluding shares issuable upon exercise of any warrants to purchase Common Stock. Common Stock has no voting, nomination, election or other rights with respect to the Preferred Directors. Each Preferred Director serves as a member of the Board during the Director Rights Period or until his or her successor is appointed by the holders of the Series A Preferred (or Prettybrook, exercising such rights, as discussed above) during the Director Rights Period.

The current Preferred Directors are Erin S. Enright, who is also the Chairman of the Board, David B. Holtz, and Brian M. Larkin. Their business experience and other qualifications are as follows:

Erin S. Enright. Ms. Enright, 59, currently serves as a Managing Member of Prettybrook Partners LLC, a family office dedicated to investing in healthcare companies. Prettybrook has approximately 20 active investments in a variety of companies, typically as a co-investor with institutional private equity. In addition to her service as Chairman, Ms. Enright is Chair of the Nominating and Governance Committee and a member of the Audit Committee and Compensation Committee of the Board. She is a member of the Board of Directors, Chair of the Investment Committee and member of the Audit Committee of Medical Facilities Corporation (TSX: DR) and a member of the Board and Chair of the Audit Committee of Keystone Dental, Inc., a private company controlled by the private equity firm Accelmed. Previously, she served on the Board of Directors and the Audit Committee of Biolase, Inc. (NASDAQ: BIOL) during 2013, was a member of the Board of Directors of Tigerlabs, a Princeton-based business accelerator, from 2012 to 2018, and from 2010 to 2015 served on the Board of Directors of Ceelite Technologies, LLC. She was the President of Lee Medical, a medical device manufacturer based in Plainsboro, New Jersey, from 2004-13. She was Chief Financial Officer of InfuSystem, Inc. (NASDAQ:INFU) from 2005 to 2007. From 1993 to 2003, Ms. Enright was with Citigroup, where she was a Managing Director in its Equity Capital Markets group. While at Citigroup, Ms. Enright was Chairperson of the firm’s Institutional Investors Committee, responsible for screening and approving the firm’s participation in equity underwritings and a member of the Citigroup Global Equity Commitment Committee, responsible for reviewing and approving the firm’s underwritings. From 1989 until 1993, Ms. Enright was an attorney with Wachtell, Lipton, Rosen & Katz in the firm’s New York office. Ms. Enright received her A.B. degree from the School of Public and International Affairs at Princeton University and J.D. degree from the University of Chicago Law School.

David B. Holtz. Mr. Holtz, 54, has been a principal of Provco Group Ltd. (“Provco”) since 2012. Provco became a preferred shareholder of Dynatronics in 2015. He serves as part of Provco’s executive management group responsible for managing investment portfolios and the accounting function. From 2011 to 2012, Mr. Holtz was executive manager of Grey Street Holdings, a property investment holding company. From 2008 to 2010, he served as Chief Financial Officer and then Interim President of Nucryst Pharmaceuticals Corp. From 1993 to 2006, Mr. Holtz worked at Integra LifeSciences in various capacities including Vice President, Finance and Treasurer, and Senior Vice President, Finance and Treasurer. Before joining Integra, Mr. Holtz was an associate with Coopers & Lybrand, L.L.P. in Philadelphia and Cono Leasing Corporation, a private leasing company. He received a B.S. degree in Business Administration from Susquehanna University and was a certified public accountant in Pennsylvania until 1998.

Brian M. Larkin. Mr. Larkin, 51, is President and CEO of SP Industries, Inc., a privately held manufacturer of biopharmaceutical production lines, laboratory equipment and specialty glassware headquartered in Pennsylvania, where he has held the position since he joined in February of 2018. From May 2017 to February 2018, he served as the Vice President and General Manager of the Diabetes Care business at Becton Dickinson. From May 2015 to May 2017, he served as Senior Vice President and General Manager for LifeCell, Inc., a Division of Acelity L.P., Inc. Prior to joining Acelity, Mr. Larkin was Corporate Vice President of Integra Lifesciences Holdings Corporation, which he joined in January of 2000 and where he served most recently as President of the Global Spine and Orthobiologics business and Head of Strategic Development. Mr. Larkin received a B.S. degree in Chemistry from the University of Richmond and completed the Advanced Management Program at Harvard Business School.

In addition to the Director Rights, the holders of the Series A Preferred have the right to appoint one observer (who is not a Preferred Director) who may attend any meetings of the Board of Directors and participate in discussions among the Board members, but who does not have any voting rights on any matters. So long as Prettybrook owns at least 50% of the outstanding Series A Preferred, Prettybrook has the right to choose this observer. Prettybrook has appointed Stuart M. Essig as the observer to the Board. Mr. Essig is a significant shareholder of Dynatronics and is the husband of Ms. Enright, Chairman of our Board of Directors. Mr. Essig and Ms. Enright are managers of Prettybrook.

Family Relationships

There are no family relationships among the members of the Board of Directors and our executive officers.

CORPORATE GOVERNANCE

Independence of the Board of Directors

The Board of Directors has determined that a majority of the members of the Board should consist of “independent directors,” determined in accordance with the applicable NASDAQ Stock Market Rules as in effect from time to time. Directors who are also our employees are not considered to be independent for this purpose. Our Board of Directors determines the independence of our directors by applying the rules, regulations and listing standards of NASDAQ and the rules and regulations of the SEC. The NASDAQ Stock Market Rules provide that a director is independent only if the Board affirmatively determines that the director does not have a relationship with us that would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director. They also specify certain relationships that preclude a determination of director independence, including certain business, professional and personal relationships.

Our Board annually reviews the independence of our directors according to these standards, taking into account all relevant facts and circumstances. In its most recent review of information collected from our directors, the Board determined that the non-employee members of our Board are “independent directors” under the NASDAQ standards and the SEC’s rules. The Board has determined that Ms. Enright, Mr. Klosterman, Mr. Holtz, Mr. Larkin and Dr. Ward are independent and that these independent directors have no relationship with Dynatronics that would interfere with the exercise of their independent judgment in carrying out the responsibilities of a director.

None of our directors is a party to any agreement or arrangement that would require disclosure pursuant to NASDAQ Rule 5250(b)(3).

The Board has also determined that all members of the Compensation Committee are independent and meet the additional independence criteria required under NASDAQ Rule 5605(a)(2), and that each member of the Audit Committee: (i) is independent, (ii) meets the financial literacy requirements of the NASDAQ Stock Market Rules, and (iii) meets the enhanced independence standards under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (“Exchange Act”). In connection with its determination regarding the independence of our directors, the Board found that none of the nominees for director had a material or other disqualifying relationship with us.

Board Leadership Structure

In February 2018, our Board determined to separate the role of Chairman of the Board from the role of Chief Executive Officer, and appointed Erin Enright as Chairman. The Board believes that separating these roles allows us to efficiently develop and implement corporate strategy that is consistent with the Board’s oversight role, while facilitating strong day-to-day leadership.

In making the decision to separate the roles of Chief Executive Officer and Chairman of the Board, the Board cited the demands of and differences between each role. The Chief Executive Officer is responsible for setting our strategic direction, with guidance from the Board. The Chairman of the Board is responsible for leadership and for the over-all performance of Dynatronics pursuant to the policies of the Board, while providing guidance to the Chief Executive Officer, and setting the agenda for Board meetings, and presiding over meetings of the Board.

Ms. Enright brings considerable skills and experience to the role of Chairman. In this capacity, she has significant responsibilities, including those described above, as well as calling and presiding over Board meetings, including meetings of the independent directors, setting meeting agendas and determining materials to be distributed to the Board. As Chairman, she has substantial ability to shape the work of the Board. We believe that having an independent Chairman creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increases management accountability and improves the ability of the Board to monitor whether management’s actions are in our best interests and those of our shareholders. As a result, we believe that having an independent chairman and a separate chief executive can enhance the effectiveness of the Board as a whole. The active involvement of our independent directors, combined with the qualifications and significant responsibilities of our Chairman, provide balance on the Board and promote strong, independent oversight of our management and affairs.

Role of the Board in Risk Oversight

The Board has an active role, both as a whole and at the committee level, in overseeing management of our risks. The Board regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. The Audit Committee’s charter mandates that the committee review and discuss with management and our independent registered public accounting firm, as appropriate, our major financial risk exposures and the steps taken by management to monitor and control these exposures. The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The Nominating and Governance Committee manages risks associated with the independence of the Board and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is informed regularly through committee reports about such risks.

Communications with the Board of Directors

The Board desires that the Board and its committees and individual directors hear the views of shareholders and that appropriate responses are provided to shareholders on a timely basis. Shareholders wishing to formally communicate with the Board, the independent directors as a group or any individual director may send communications directly to Dynatronics Corporation, Board of Directors, Attn: Jennifer Keeler, General Counsel, 1200 Trapp Road, Eagan, Minnesota 55121. All clearly marked written communications, other than unsolicited advertising or promotional materials, are logged and copied, and forwarded to the director to whom the communication was addressed.

Please note that the foregoing communication procedure does not apply to: (1) shareholder proposals pursuant to Exchange Act Rule 14a-8 and communications made in connection with such proposals; (2) service of process or any other notice in a legal proceeding; (3) advertisements, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board; (4) items solely related to complaints with respect to ordinary course of business, customer service and satisfaction issues; or (5) material clearly unrelated to our business, industry, management, Board, or related committee matters.

Meetings of the Board of Directors

Our Board met ten times during fiscal year 2020. Each member of the Board attended 75% or more of the meetings of the Board and at least 75% of the meetings of the committees on which he or she served, during the portion of fiscal year 2020 for which he or she was a director or committee member.

Executive Sessions

The Board holds regular executive sessions of the non-employee directors without the presence of management, as required under applicable NASDAQ Stock Market Rules. In fiscal 2020, six executive sessions were convened at which only independent and non-employee directors were present.

Information Regarding Committees of the Board of Directors

The Board has established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee and adopted a written charter for each committee, copies of which are available to shareholders on the Investors section of our website at https://irdirect.net/DYNT/corporate_governance.

The following table provides membership information for fiscal year 2020 for each of these committees of the Board:

Name	Audit	Compensation	Nominating and Governance

Brian D. Baker(1)
Erin S. Enright	X	X	*
David B. Holtz	*		X
Scott A. Klosterman	X	*	X
Brian M. Larkin		X	X
R. Scott Ward, Ph.D.		X

*Committee Chair

(1)
Appointed to the Board upon his hiring as Chief Executive Officer in August 2019. Stepped down as Chief Executive Officer in July 2020 due to complications from COVID-19; continues as a consultant and Director.

Below is a description of the Board committees. Each of the committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities.

Audit Committee

The Audit Committee was established in accordance with requirements of Section 3(a)(58)(A) of the Exchange Act, and is comprised of the following independent directors: David B. Holtz (Chairman), Erin S. Enright, and Scott A. Klosterman. The NASDAQ Stock Market Rules regarding corporate governance require that at least one member of the Audit Committee have past employment experience in finance or accounting, requisite professional certification in accounting, or comparable experience or background which results in the individual’s “financial sophistication.” This financial sophistication may derive from the person being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Our Board believes that all three members of its Audit Committee meet the NASDAQ requirements for financial sophistication. Our Board further believes that each of the committee members is an independent director as defined in the NASDAQ Stock Market Rules. The Board has also determined that the members of the Audit Committee qualify as “audit committee financial experts” (“Audit Committee Financial Experts”) as defined by applicable SEC’s rules. The SEC rules define an Audit Committee Financial Expert as a person who has all of the following attributes:

●
Understanding of accounting principles generally accepted in the United States of America, or GAAP, and financial statements.

●
Ability to assess the general application of GAAP in connection with accounting for estimates, accruals and reserves.

●
Experience in preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements, or experience actively supervising one or more persons engaged in such activities.

●
Understanding of internal control over financial reporting.

●
Understanding of audit committee functions.

The Audit Committee is concerned primarily with the integrity of our financial statements, the selection, independence, qualifications and performance of our independent registered public accounting firm, and our compliance with legal requirements. The Audit Committee charter approved by the Board reflects the standards and requirements adopted by the SEC and NASDAQ.

The Audit Committee met six times during fiscal year 2020. Each member of the Audit Committee attended at least 75% of the Audit Committee’s meetings.

Compensation Committee

The Compensation Committee is responsible for reviewing and approving the compensation, as well as evaluating the performance, of our principal executive officer and other executive officers, and advising and assisting management in developing our overall compensation strategy to assure that it promotes shareholder interests, supports our strategic and tactical objectives, and provides for appropriate rewards and incentives for our management and employees. Each member of the Compensation Committee is an “independent director” as defined by the federal securities laws and in Rule 5605(a)(2) of the NASDAQ Stock Market Rules.

The Compensation Committee is empowered to advise management and make recommendations to the Board with respect to the compensation and other employment benefits of our executive officers and key employees. In exercising its responsibilities, the Compensation Committee establishes and monitors policies governing the compensation of executive officers, reviews the performance of and determines salaries and incentive compensation for executive officers, and approves option or other equity-based awards to those individuals. Additionally, the Compensation Committee administers our stock plans.

The Compensation Committee meets as often as it deems necessary, without the presence of any executive officer whose compensation it is then approving. Neither the Compensation Committee nor the Company engaged or received advice from any compensation consultant during fiscal year 2020. As of the date of this Proxy Statement, the following independent directors are members of the Compensation Committee: Scott A. Klosterman (Chairman), Erin S. Enright, Brian M. Larkin and R. Scott Ward. The Compensation Committee held three meetings during fiscal year 2020. All committee members attended at least 75% of these meetings.

The charter of the Compensation Committee grants the committee full access to all our books, records, facilities and personnel. In addition, under the charter, the Compensation Committee has the authority to obtain, at our expense, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

Nominating and Governance Committee

The Nominating and Governance Committee is responsible for overseeing, reviewing and making periodic recommendations concerning our corporate governance policies, and for recommending to the full Board candidates and nominees for election to the Board. The committee is comprised of the following directors: Erin S. Enright (Chairman), David B. Holtz, Brian M. Larkin and Scott A. Klosterman. Each member of this committee is an independent director under applicable NASDAQ Stock Market Rules. The Nominating and Governance Committee met three times during fiscal year 2020.

Nominees to the Board should be committed to enhancing long-term shareholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity. The Nominating and Governance Committee encourages selection of directors who will contribute to our corporate governance, including: responsibility to its shareholders, technology leadership, effective execution, high customer satisfaction and superior employee working environment.

The Nominating and Governance Committee from time to time reviews the appropriate skills and characteristics required of Board members, including factors that it seeks in Board members such as diversity of business experience, viewpoints and personal background, and diversity of skills in technology, finance, marketing, international business, financial reporting and other areas that are expected to contribute to an effective board of directors. In evaluating potential director candidates, the Nominating and Governance Committee considers these factors in light of the specific needs of the Board at that time. The brief biographical information for each nominee set forth in the section under the heading “Business Experience and Qualifications of Nominees” on page 8 above, includes the primary individual experience, qualifications, attributes and skills of each of our directors nominated for election at this Annual Meeting that led the Nominating and Governance Committee to conclude that each nominee should serve as a member of the Board.

Shareholders may recommend a director nominee to the Nominating and Governance Committee. In recommending candidates for election to the Board, the committee considers nominees recommended by directors, officers, employees, shareholders and others, using the same criteria to evaluate all candidates. The Nominating and Governance Committee reviews each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in certain members of the Board. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate. The Nominating and Governance Committee may, but is not required to, engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.

To recommend a prospective nominee for the Nominating and Governance Committee’s consideration, submit the candidate’s name and qualifications to us in writing to the following address: Dynatronics Corporation, Attn: Jennifer Keeler, General Counsel, 1200 Trapp Road, Eagan, Minnesota 55121. When submitting candidates for nomination to be elected as directors, shareholders must also follow the notice procedures and provide the information required by our bylaws. In particular, for the Nominating and Governance Committee to consider a candidate recommended by a shareholder for nomination at the 2021 Annual Meeting of Shareholders, the recommendation must be delivered or mailed to and received by us as indicated above between July 2, 2021 and August 1, 2021 (or, if the 2021 Annual Meeting is not held within 30 calendar days of the anniversary of the date of the 2020 Annual Meeting, within 10 calendar days after our public announcement of the date of the 2021 Annual Meeting). The recommendation must include the same information as is specified in our bylaws for shareholder nominees to be considered at an annual meeting, including the following:

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The shareholder’s name and address and the beneficial owner, if any, on whose behalf the nomination is proposed;

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The shareholder’s reason for making the nomination at the annual meeting, and the signed consent of the nominee to serve if elected;

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The number of shares owned by, and any material interest of, the record owner and the beneficial owner, if any, on whose behalf the record owner is proposing the nominee;

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A description of any arrangements or understandings between the shareholder, the nominee and any other person regarding the nomination; and

●
Information regarding the nominee that would be required to be included in our proxy statement by the SEC’s rules, including the nominee’s age, business experience for the past five years and any directorships held by the nominee, including directorships held during the past five years.

Code of Ethics

We have adopted a Code of Business Ethics that applies to all officers, directors and employees. The Code of Business Ethics is available on the Investors section of our website at https://irdirect.net/DYNT/corporate_governance. If we make any substantive amendments to the Code of Business Ethics or grant any waiver from a provision of our Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

Corporate Governance Guidelines

The Board has not adopted formal written corporate governance guidelines. Given the experience and qualifications our directors contribute to the Board’s activities, we have implemented a number of practices designed to encourage effective corporate governance. These practices include:

●
the requirement that at least a majority of the directors meet standards of independence determined by NASDAQ and our Board;

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holding regular executive sessions of the independent members of the Board;

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holding committee meetings which include individual sessions with representatives of the our independent registered public accounting firm, as well as with our Chief Financial Officer and our Chief Executive Officer; and

●
completion of “360” performance evaluations of each director by the other members of the Board.

Our Board is actively involved in the oversight and management of the material risks that could affect us. The Board carries out its risk oversight and management responsibilities by monitoring risk directly as a full board and, where appropriate, through its committees. Effective risk oversight is a priority of the Board. These duties are accomplished through the effective use of Board committees that function under written charters adopted by the Board.

DIRECTOR COMPENSATION

Our directors play a critical role in guiding our strategic direction and overseeing our management. Ongoing developments in corporate governance and financial reporting have resulted in an increased demand for such highly qualified and productive public company directors. The many responsibilities and risks and the substantial time commitment of being a director of a public company require that we provide adequate incentives for our directors’ continued performance by paying compensation commensurate with our directors’ workload. Our non-employee directors are compensated based upon their respective levels of board participation and responsibilities, including service on Board committees. Our employee directors receive no separate compensation for their service as directors.

Our director compensation is reviewed by the Compensation Committee, which makes recommendations to the Board on the appropriate structure for our non-employee director compensation program and the appropriate amount of compensation. Our Board is responsible for final approval of our non-employee director compensation program and the compensation paid to our non-employee directors. Our non-employee directors are entitled to reimbursement for their reasonable travel and lodging expenses for attending Board and committee meetings.

In fiscal year 2020, we authorized payment to our non-employee directors of an annual equity retainer of 10,000 shares of Common Stock under our 2018 Equity Incentive Plan (the “2018 Plan”) plus additional common shares with an equivalent value of $25,000.00 under the 2018 Plan, priced on the date of issue and provided in two equal tranches on January 1st and July 1st. Committee chairs were authorized to receive an additional retainer of shares of Common Stock with the equivalent value of $10,000 for the year. All retainer payments were pro-rated for the portion of the year served if a director’s service began after the start of the fiscal year. The following table summarizes the total compensation paid to the non-employee and independent directors during the fiscal year ended June 30, 2020.

Director Compensation Table 2020

Name (a)	Stock awards ($) (c) (2)	Total ($) (h)
Kelvyn H. Cullimore, Jr.(1)	13,851	13,851
Erin S. Enright	35,501	35,501
David B. Holtz	35,501	35,501
Scott A. Klosterman	35,501	35,501
Brian M. Larkin	25,501	25,501
R. Scott Ward, Ph.D.	25,501	25,501
_________________
(1)
Mr. Cullimore served as a director during a portion of the 2020 fiscal year.

(2)
Columns (b) and (d) through (g) are omitted from this table as no items of compensation referenced in those columns were paid to the directors during the period covered by the table. Dr. von Jako, our Chief Executive Officer until August 2019, who was also a director during a portion of the 2020 fiscal year, received no additional compensation for service as a director during fiscal year 2020 and is therefore omitted from this table.

Director Compensation – Equity

There were no outstanding unvested restricted stock units and total option awards held by any of our non-employee directors as of June 30, 2020.

PROPOSAL NO. 2 – RATIFICATION OF SELECTION OF TANNER LLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2021

General

At the Annual Meeting you will be asked to ratify the appointment of Tanner LLC (“Tanner”) as our independent registered public accounting firm for the fiscal year ending June 30, 2021. Representatives of Tanner are expected to be present at the Annual Meeting, and will have the opportunity to make statements if they desire to do so and to respond to appropriate questions. Tanner has served as our independent registered public accounting firm since October 24, 2016.

Vote Required

If a quorum is present, the affirmative vote of a majority of the votes cast at the 2020 Annual Meeting on this proposal is required for ratification of our independent registered public accounting firm. Abstentions will be counted as present for purposes of determining the presence of a quorum, but will not be considered as votes cast either “FOR” or “AGAINST” the proposal and will therefore have no effect on the outcome of the vote.

Neither our bylaws nor other governing documents or law require shareholder ratification of the selection of Tanner as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of Tanner to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the shareholders ratify the selection, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interests and in the best interests of our shareholders.

Independence

Tanner has advised us that it has no direct or indirect financial interest in us or in any of our subsidiaries and that during 2020, it had no connection with us or any of our subsidiaries, other than as our independent registered public accounting firm or in connection with certain other services, as described below.

Principal Accountant Fees and Services

During fiscal year 2020, we entered into an engagement agreement with Tanner, which sets forth the terms by which Tanner agreed to perform audit services for us. Those services consisted of the audit of our annual consolidated financial statements and review of the quarterly financial statements.

During fiscal year 2019, Tanner performed services consisting of the audit of our annual consolidated financial statements, review of the quarterly financial statements, and accounting consultations, consents, and other services related to our SEC filings.

Tanner did not perform any financial information systems design and implementation services for us or our subsidiaries in fiscal years 2020 or 2019.

The following table summarizes the fees paid by us to Tanner during fiscal years 2019 and 2020.

Type of Service and Fee	2019	2020
Audit Fees (1)	$217,050	$185,406
Audit Related Fees (2)		$11,700
Tax Fees
All Other Fees
Total Fees	$217,050	$197,106

(1)
Audit fees represent fees for professional services provided in connection with the audit of our financial statements and internal control over financial reporting, the review of our quarterly financial statements, and audit services provided in connection with other statutory or regulatory filings.

(2)
Audit-related fees primarily included fees related to accounting consultation and attestation services.

Pre-approval Policies and Procedures

The Audit Committee has established a policy that all audit and permissible non-audit services provided by the independent registered public accounting firm will be pre-approved by the Audit Committee. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of the independent registered public accounting firm. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and our management are required to periodically report to the Audit Committee regarding the extent of services provided in accordance with this pre-approval, and the fees for the services performed to date.

The Audit Committee has determined that the rendering of services other than audit services by Tanner is compatible with maintaining the principal accountant’s independence.

Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2 RATIFYING THE SELECTION OF TANNER AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING JUNE 30, 2021.

The following is the report of the Audit Committee with respect to the audited consolidated financial statements for the fiscal year ended June 30, 2020 included in the Company’s Annual Report on Form 10-K.

Report of the Audit Committee of the Board of Directors

Our management is responsible for preparing our financial statements and implementing our financial reporting process, including our system of internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, as amended, and has the primary responsibility for assuring their accuracy, effectiveness and completeness. Our independent registered public accounting firm, Tanner LLC, is responsible for performing an independent audit of our consolidated financial statements and issuing opinions on the conformity of those audited financial statements with United States generally accepted accounting principles (“GAAP”) and the effectiveness of our internal control over financial reporting. The role and responsibility of the Committee is to monitor and oversee these financial processes on behalf of the Board of Directors.

The Audit Committee meets periodically with the independent registered public accountants, with and without management present, to discuss the results of the independent registered public accountants’ examinations and evaluations of our internal controls and the overall quality of our financial reporting, and, as appropriate, initiates inquiries into various aspects of our financial affairs. The members of the Audit Committee are not employees of Dynatronics and are not, nor do they represent themselves to be, accountants or auditors by profession, and they do not undertake to conduct auditing or accounting reviews or procedures. Therefore, in performing the Audit Committee’s oversight role, the Audit Committee necessarily must rely on management’s representations that it has maintained appropriate accounting and financial reporting principles and policies, and appropriate internal control over financial reporting and disclosure controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations, and that the Company’s financial statements have been prepared with integrity and objectivity and in conformity with GAAP, and on the representations of our independent registered public accounting firm included in its reports on the Company’s financial statements.

The Audit Committee currently consists of three directors, all of whom qualify as “independent” and meet the financial literacy and other requirements under the current NASDAQ listing standards and SEC rules regarding audit committee membership: David B Holtz, Erin S. Enright, and Scott A. Klosterman.

In this context, the Audit Committee hereby reports as follows:

(1) The Audit Committee has reviewed and discussed our consolidated audited financial statements with our management.

(2) The Audit Committee has discussed with Tanner LLC the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board (the “PCAOB”).

(3) The Audit Committee has received the written disclosures and the letter from Tanner LLC required by the applicable requirements of the PCAOB regarding Tanner LLC’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Tanner LLC its independence.

(4) Based on the review and discussions referred to above in (1) through (3), the Audit Committee recommended to the Company’s Board, and the Board approved, that the consolidated audited financial statements be included in our Annual Report on Form 10-K for the year ended June 30, 2020 for filing with the SEC.
Audit Committee David B. Holtz, Chairman Erin S. Enright Scott A. Klosterman

The information contained in the above report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

PROPOSAL NO. 3 APPROVE THE DYNATRONICS CORPORATION 2020 EQUITY INCENTIVE PLAN

On September 16, 2020, the Board adopted, subject to approval of our shareholders, the Dynatronics Corporation 2020 Equity Incentive Plan, or the “2020 Plan,” which would allow the Company to grant awards for the issuance of up to 1,000,000 shares of Common Stock (pre-Reverse Stock Split). The Board believes that adopting a new plan, rather than amending our plans previously adopted by the Board and approved by our shareholders, now consolidated in the Dynatronics 2018 Equity Incentive Award Plan (the “2018 Plan”), will provide for a new framework that is aligned with the current tax law and current status and outlook of our management and Board. Although we are adopting the new 2020 Plan, the Board has also determined to keep our 2018 Plan in effect and to grant awards under that plan as prescribed by its terms until the approximately 330,656 shares available for awards and issuance under the 2018 Plan have been exhausted.

Based on current stock prices and the number of shares available for equity award grants under the 2018 Plan, in order to provide for sufficient equity components for executive and director compensation over the next three or more years, and to provide equity compensation flexibility for employees and consultants, the Board determined it was advisable to adopt the 2020 Plan. This assumes that we continue to grant awards consistent with current practices, as reflected in our burn rate discussed below, and noting that future circumstances may require us to change our current equity grant practices.

In an effort to attract, retain and motivate individuals who make important contributions to our business, we desire to have the ability to issue securities to our officers, directors, employees and consultants, as well as officers of our subsidiaries under the new 2020 Plan. The principal reason for the 2020 Plan is to increase the number of shares of Common Stock approved for issuance to provide our Board, the Compensation Committee, and our management with greater flexibility to provide grants of stock-based awards. If the 2020 Plan is not approved by the shareholders, we could continue to grant awards under the 2018 Plan until the allocated shares are exhausted, which we estimate would take approximately one year, assuming current practices. Furthermore, if the 2020 Plan is not approved, we would have fewer shares to use for awards to employees and directors. Accordingly, the Board recommends that the shareholders approve the 2020 Plan.

Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2020 PLAN.

Purpose

The Board believes that the 2020 Plan is necessary for us to attract, retain, reward and motivate our employees, directors, and consultants through the grant of stock options, stock appreciation rights, restricted stock and restricted stock units. We believe the 2020 Plan is best designed to provide the proper incentives for our employees, directors and consultants, to align the interests of our management and our key personnel with our shareholders, and to ensure our ability to make performance-based awards. In addition, the new plan is intended to meet the requirements of applicable law after recent tax law changes.

The Board believes that approval of the 2020 Plan will enable us to continue to grant equity-based awards in a manner that is consistent with market practices, which is important to allow us to competitively attract, retain, reward and motivate our employees, directors and consultants, who are critical to achieving our business goals.

The 2020 Plan will be effective upon shareholder approval and after that date will apply to all awards made under the 2020 Plan on or after that date. No awards have been made under the 2020 Plan prior to the date of this Proxy Statement and no awards are contemplated to be made at this time under the 2020 Plan prior to approval by the shareholders. We intend to register the shares authorized under the 2020 Plan under the Securities Act following approval by the shareholders. If our shareholders do not approve the 2020 Plan, we will not issue awards under the 2020 Plan. It is our intention to use the shares authorized under the 2018 Plan before making awards under the 2020 Plan, to the extent that is feasible or advisable, although that is not required.

Significant Historical Award Information

Common measures of a stock plan’s cost include “dilution” and “overhang.” Dilution measures the degree to which the shareholders’ ownership has been diluted by stock-based compensation awarded under our plans; dilution that includes shares that may be awarded under 2020 Plan in the future is commonly referred to as overhang. These metrics as applied to our plans can be measured approximately as indicated in the table below for each of the past three fiscal years:

Key Equity Metrics	2020	2019	2018
Overhang(1)	4.8%	11.0%	5.0%
Dilution(2)	1.4%	1.9%	3.0%
———————
(1)
 Overhang is calculated by dividing (a) the sum of (x) the number of shares subject to equity awards outstanding at the end of the year and (y) the number of shares available for future grants, by (b) the number of shares outstanding at the end of the year.

(2)
Dilution is calculated by dividing (a) the number of shares subject to equity awards outstanding at the end of the fiscal year by (b) the number of shares outstanding at the end of the fiscal year.

Summary of the 2020 Plan

The following summary is subject to the specific provisions contained in the full text of the 2020 Plan, which is attached as Appendix A to this Proxy Statement.

Administration

The Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2020 Plan. The Compensation Committee may delegate to our Chief Executive Officer or any other executive officers the authority to grant awards at fair market value to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act.

Limitation on Awards and Shares Available

The maximum number of shares of stock reserved and available for issuance under the 2020 Plan is 1,000,000 shares of Common Stock (pre-Reverse Stock Split), plus the number of shares of Common Stock underlying any award granted under the Company’s 2015 Equity Incentive Award Plan and the Company’s 2018 Equity Incentive Award Plan that are forfeited, are canceled, expire or are terminated (other than by exercise). Shares tendered or held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding shall not be available for future issuance under the 2020 Plan.

Eligibility

Persons eligible to participate in the 2020 Plan will be those full or part-time officers, employees, non-employee directors, and other key persons (including consultants and prospective employees) of the Company and its subsidiaries as selected from time to time by the Compensation Committee. As of October 1, 2020, approximately 200 individuals were eligible to participate in the 2020 Plan, including seven directors, and five executive officers.

Awards

The 2020 Plan provides for the grant of various types of awards, including, for example: (i) incentive stock options; (ii) nonqualified stock options; (iii) stock appreciation rights; (iv) restricted stock awards; (v) deferred stock awards; and (vi) other stock-based and cash-based awards to eligible individuals. The terms of the awards will be set forth in an award agreement, consistent with the terms of the 2020 Plan.

Stock Options. The 2020 Plan permits the granting of (1) options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the 2020 Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and key persons. The option exercise price of each option will be determined by the Compensation Committee but may not be less than 100% of the fair market value of the Common Stock on the date of grant. The 2020 Plan provides for 1,000,000 shares that can be granted in the form of incentive stock options. No dividends or dividend equivalents shall be paid on stock options.

The term of each option will be fixed by the Compensation Committee and may not exceed 10 years (or for 10% or greater shareholders receiving an incentive stock option, five years) from the date of grant. The Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Compensation Committee. Options may be exercised in whole or in part with written notice to us.

Upon exercise of options, the option exercise price must be paid in full (1) in cash, by certified or bank check, or other instrument acceptable to the Compensation Committee, (2) by delivery (or attestation to the ownership) of shares of Common Stock that are beneficially owned by the optionee, (3) subject to applicable law, by a broker pursuant to irrevocable instructions to the broker from the optionee, or (4) by net exercise.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights. The Compensation Committee may award a stock appreciation right either as a freestanding award or in tandem with a stock option. The Compensation Committee may award stock appreciation rights subject to such conditions and restrictions as the Compensation Committee may determine, provided that (1) upon exercise of a stock appreciation right granted in tandem with an option, the applicable portion of any related option shall be surrendered, and (2) stock appreciation rights granted in tandem with options are exercisable at such time or times and to the extent that the related stock options are exercisable. The grant price of a stock appreciation right will be determined by the Compensation Committee and specified in the award agreement; however, the grant price must be at least equal to 100% of the fair market value of a share on the date of grant. Stock appreciation rights may be exercised upon such terms and conditions as are imposed by the Compensation Committee and as set forth in the stock appreciation right award agreement.

Restricted Stock Awards. The Compensation Committee may award shares of Common Stock to participants subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified restricted period. Cash dividends and stock dividends, if any, with respect to restricted stock may be withheld by the Company for the grantee’s account, and be subject to forfeiture to the same degree as the shares of restricted stock to which such dividends relate. Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld.

Deferred Stock Awards. The Compensation Committee may award phantom stock units as deferred stock awards to participants. Deferred stock awards are ultimately payable in the form of shares of Common Stock and may be subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified vesting period. In the Compensation Committee’s sole discretion and subject to the participant’s compliance with the procedures established by the Compensation Committee and requirements of Section 409A of the Code, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a deferred stock award. During the deferral period, a grantee shall have no rights as a shareholder; provided, however, that the grantee may be credited with dividend equivalent rights with respect to the phantom stock units underlying his deferred stock award, subject to such terms and conditions as the Committee may determine, but shall not be entitled to dividends, if any, or dividend equivalents prior to settlement.

Other Awards. The Compensation Committee may recommend grants of other types of equity-based or equity-related awards not otherwise described by the terms of the 2020 Plan, in such amounts and subject to such terms and conditions, as the Compensation Committee shall recommend. Such awards may be based upon attainment of performance goals established by the Compensation Committee and may involve the transfer of actual shares to participants, or payment in cash or otherwise of amounts based on the value of shares.

Detrimental Activity

The Compensation Committee may cancel, rescind, suspend, or otherwise limit any award to a participant if the participant engages in detrimental activities, including rendering services to a competitor, disclosing confidential information without permission, refusing to assign inventions to us, soliciting our employees or customers, engaging in an activity that results in a termination for cause, materially violating any of our internal policies, or being convicted of, or pleading guilty to, a crime.

Amendment and Termination

The Board may amend the 2020 Plan at any time, subject to shareholder approval to the extent required by applicable law or regulation or the listing standards of NASDAQ or any other market or stock exchange on which the Common Stock is at the time primarily traded. Additionally, shareholder approval will be specifically required to (i) increase the number of shares available for issuance under the 2020 Plan, or (ii) decrease the exercise price of any outstanding option or stock appreciation right granted under the 2020 Plan.

Our Board may terminate the 2020 Plan at any time. Unless sooner terminated by the Board, the Plan will terminate on the close of business on September 10, 2030.

Adjustment for Change in Capitalization

In the event that the Compensation Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event has occurred, then the Compensation Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (1) the number and kind of shares of Common Stock that may thereafter be issued in connection with awards, (2) the number and kind of shares of Common Stock, securities or other property (including cash) issued or issuable in respect of outstanding awards, (3) the exercise price, grant price or purchase price relating to any award, and (4) the maximum number of shares subject to awards which may be awarded to any employee during any tax year; provided that, with respect to incentive stock options, any such adjustment shall be made in accordance with Section 424 of the Code; and provided further that, no such adjustment shall cause any award hereunder that is or could be subject to Section 409A of the Code to fail to comply with the requirements of such section.

Tax Withholding

Participants in the 2020 Plan are responsible for the payment of any federal, state, or local taxes that we are required by law to withhold upon any option exercise or vesting of other awards. Subject to approval by the Compensation Committee, depending on the withholding method, a grantee may elect to have such grantee’s tax withholding obligation satisfied at the minimum or other applicable withholding rate in the grantee’s applicable jurisdiction, including maximum applicable rates that may be utilized without creating adverse accounting treatment under Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto) and permitted under applicable withholding rules promulgated by the Internal Revenue Service or another applicable governmental entity, in whole or in part, by (i) authorizing the Company to withhold from shares of stock to be issued pursuant to any award a number of shares with an aggregate fair market value (as of the date the withholding is effected) that would satisfy such withholding amount, or (ii) transferring to the Company shares of stock owned by the grantee with an aggregate fair market value (as of the date the withholding is effected) that would satisfy such withholding amount.

Effect of Change in Control

Unless otherwise provided in an award agreement, notwithstanding any provision of the 2020 Plan to the contrary:

(a) In the event of a participant’s termination of without cause or for good reason (as defined in the 2020 Plan) during the 12-month period following a change in control, notwithstanding any provision of the 2020 Plan or any applicable award agreement to the contrary, the award shall become immediately exercisable with respect to 100% of the shares subject to such award, and/or the applicable restricted period shall expire immediately with respect to 100% of the outstanding shares of restricted stock or restricted stock units as of the date of the termination.

(b) With respect to performance-based awards, in the event of a change in control, all incomplete performance periods in respect of such awards in effect on the date the change in control occurs shall end on the date of such change and the Committee shall (i) determine the extent to which performance goals with respect to each such performance period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable participant partial or full awards with respect to performance goals for each such performance period based upon the Committee’s determination of the degree of attainment of performance goals or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Committee.

Under the Plan, “Change in Control” is deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(a) One person (or more than one person acting as a group) acquires ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; provided, that, a Change in Control shall not occur if any person (or more than one person acting as a group) owns more than 50% of the total fair market value or total voting power of the Company’s stock and acquires additional stock;

(b) One person (or more than one person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) ownership of the Company’s stock possessing 30% or more of the total voting power of the stock of such corporation;

(c) A majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of appointment or election; or

(d) One person (or more than one person acting as a group), acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately before such acquisition.

Miscellaneous

The 2020 Plan also contains provisions with respect to payment of exercise prices, vesting and expiration of awards, treatment of awards upon the sale of the Company, transferability of awards, and tax withholding requirements. Various other terms, conditions, and limitations apply, as further described in the 2020 Plan.

New Plan Benefits

It is not possible to state the persons who will receive options or awards under the 2020 Plan in the future or the amount of options or awards that will be granted under the 2020 Plan.

EQUITY COMPENSATION PLANS AT JUNE 30, 2020

Equity Compensation Plans

As of June 30, 2020, we had equity awards outstanding under the 2018 Plan and our Equity Incentive Award Plan adopted in 2015 (the “2015 Plan”). Outstanding awards under these plans expire (if not exercised) on the expiration dates indicated in the respective awards, or, if no expiration date is indicated in such award, on the tenth anniversary of the grant date of the award. Nonqualified and incentive stock options and other awards have been granted under these plans to employees, officers, directors and consultants. The Compensation Committee administers the plans.

The following table sets forth information as of June 30, 2020, about these plans and any equity compensation plans that have not been approved by our shareholders under which our equity securities may be issued.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders
2015 Equity Incentive Plan (1)	44,000	$2.67	0
2018 Equity Incentive Plan (2)	105,000	$1.43	463,978
Total	149,000		463,978

(1)
No further awards will be granted under the 2015 Plan. Upon the adoption of the 2018 Plan, shares remaining available under the 2015 Plan became eligible for use under the 2018 Plan.

(2)
The 2018 Plan was adopted and approved by our shareholders in 2018.

RELATED-PARTY TRANSACTIONS POLICY AND PROCEDURES

We have adopted a policy that any transactions with directors, executive officers or entities of which they are also officers or directors or in which they have a financial interest, will only be on terms consistent with industry standards and approved by a majority of the disinterested members of our Board. In addition, interested directors may be counted in determining the presence of a quorum at a meeting of our Board or a committee thereof that approves such transactions. If there are no disinterested directors, we shall obtain a majority vote of the shareholders approving the transaction.

PROPOSAL NO. 4 –APPROVAL OF A REVERSE STOCK SPLIT
OF THE COMPANY’S COMMON STOCK

General

The Board has unanimously adopted a resolution approving, and recommending that our shareholders approve, an amendment (the “Amendment”) to our Amended and Restated Articles of Incorporation to effect, at the discretion of our Board, a reverse split of the outstanding Common Stock, at any time within one year from the date of shareholder approval, by a ratio of not less than 1-for-2 and more than 1-for-5 shares (the “Exchange Ratio”), with the specific ratio, timing and terms to be determined by our Board, in its discretion (the “Reverse Stock Split”).

If this proposal is approved by the shareholders, the Board will be granted the discretionary authority to select any ratio not less than 1 for 2 and not greater than 1 for 5, should it decide to proceed with the Reverse Stock Split, and will be authorized to file the Amendment and effect the Reverse Stock Split at any time within one year from the date of shareholder approval. The Board’s decision whether or not (and when) to file the Amendment and effect the Reverse Stock Split (and at what ratio to effect the Reverse Stock Split) will also be based on a number of factors, as further explained herein.

If the shareholders adopt the resolution and approve the Amendment, the Company reserves the right not to file the Amendment and effect the Reverse Stock Split if the Board does not deem it to be in the best interests of the Company and our shareholders. The form of the Amendment is provided in substantially the form attached hereto as Appendix B. The text of the Amendment is subject to modification to include such changes as may be required by the Division of Corporations and Commercial Code of the State of Utah (the “Utah Division”) and as the Board deems necessary and advisable to effect the Reverse Stock Split, including the Exchange Ratio.

Reasons for the Reverse Split Proposal

The Board believes that it is in the best interests of the Company and our shareholders to authorize the Board, in its discretion, to effect a reverse stock split of our outstanding Common Stock for the following reasons:

●
The primary purpose of the Reverse Stock Split is to increase proportionately the per share trading price of our Common Stock. Our Common Stock is listed for trading on NASDAQ under the symbol “DYNT”. On May 15, 2020, we were notified by NASDAQ (the “Deficiency Notice”) that for 30 consecutive business days, the bid price of the Common Stock had closed below $1.00 per share, in violation of NASDAQ Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). The Deficiency Notice has no effect on the listing of our Common Stock at this time. Under NASDAQ Listing Rule 5810(c)(3)(A), if during the 180 calendar day period following the date of the Notice (the “Initial Compliance Period”), the closing bid price of our Common Stock is at or above $1.00 for a minimum of 10 consecutive business days, we will regain compliance with the Minimum Bid Price Requirement and our Common Stock will continue to be eligible for listing on The Nasdaq Capital Market, absent noncompliance with any other requirement for continued listing. The Deficiency Notice states that if compliance with the Minimum Bid Price Requirement cannot be demonstrated by the end of the Initial Compliance Period, we may be eligible for a second 180-day period to regain compliance (the “Second 180 Day Compliance Period”). To be eligible for the Second 180 Day Compliance Period, (i) we must meet the market value of publicly held shares requirement for continued listing and all other applicable standards for initial listing on The Nasdaq Capital Market set forth in Marketplace Rule 5505 (except the bid price requirement), (ii) we must provide NASDAQ with written notice of our intention to cure the deficiency, through a reverse stock split, if necessary, and (iii) NASDAQ must determine that the Company will be able to cure the deficiency. The Deficiency Notice indicated that, due to extraordinary and unprecedented turmoil in U.S. and world financial markets, NASDAQ has determined to toll the compliance period for the minimum bid price requirement under Rule 5450(a)(1) through June 30, 2020. As a result, we were provided an Initial Compliance Period of 180 calendar days beginning July 1, 2020, and the new date by which the Company has to gain compliance with the Minimum Bid Price Requirement is December 31, 2020, subject to the possible Second 180 Day Compliance Period.

●
If we do not regain compliance with the Minimum Bid Price Requirement by the end of the Initial Compliance Period (or the Second 180 Day Compliance Period as may be extended) our Common Stock will be subject to delisting. At such time, we may appeal NASDAQ’s delisting determination. Delisting could have a material adverse effect on our business, liquidity and on the trading of our Common Stock. If our Common Stock were delisted, our Common Stock could be quoted on the OTCQB market or on the “pink sheets” maintained by the OTC Markets Group. However, such alternatives are generally considered to be less efficient markets. Further, delisting from NASDAQ could also have other negative effects, including potential loss of confidence by partners, lenders, suppliers and employees, and could also trigger various defaults under our lending agreements and other outstanding agreements. Delisting could make it more difficult for the Company to attract qualified Board candidates and potential strategic and collaborative partners. Finally, delisting could make it harder for us to raise capital and sell securities as we would no longer be eligible to use Form S-3 short form registration statements for such purposes.

●
The Board is asking the shareholders to grant it the authority, at its discretion, to effect a reverse stock split, which the Board believes is an effective way to increase the minimum bid price of our Common Stock proportionately and put us in a position to regain compliance with NASDAQ Listing Rule 5550(a)(2).

●
The Board believes that maintaining the listing of the Company’s Common Stock on NASDAQ is in the best interests of the Company and our shareholders. The Board believes that the delisting of the Common Stock from NASDAQ would impair our ability to raise additional funds and result in lower prices and larger spreads in the bid and ask prices for the Common Stock, among other things. See “Certain Risk Factors Associated with the Reverse Stock Split” for more information.

●
If the Common Stock is delisted from NASDAQ, it will be subject to SEC rules governing “penny stocks,” which impose additional disclosure requirements on broker-dealers. The regulations relating to penny stocks, coupled with the typically higher cost per trade to the investor of penny stocks due to factors such as broker commissions generally representing a higher percentage of the price of a penny stock than of a higher-priced stock, will further limit the ability of investors to trade in the Common Stock and may limit the willingness of individual investors and institutions to purchase the Common Stock.

Board Discretion to Implement the Reverse Stock Split

The Board only intends to implement the Reverse Stock Split to the extent it believes necessary to maintain our listing on NASDAQ for the future. The Board believes that shareholder approval of a range of Exchange Ratios (rather than a single ratio) is in the best interests of our shareholders because it provides the Board with the flexibility to achieve the desired results of the Reverse Stock Split and because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. If shareholders approve this Proposal, the Board would carry out a Reverse Stock Split only upon the Board’s determination that a Reverse Stock Split would be in the best interests of our shareholders at that time. The Board would then select the Exchange Ratio it determines to be advisable and in the best interests of the shareholders considering relevant market conditions at the time the Reverse Stock Split is to be implemented. In determining the Exchange Ratio, following receipt of shareholder approval, the Board may consider numerous factors including:

●
the historical and projected performance of our Common Stock;

●
general economic and other related conditions prevailing in our industry and in the marketplace;

●
the projected impact of the Reverse Stock Split and the Exchange Ratio on trading liquidity in our Common Stock and our ability to maintain continued listing on The Nasdaq Capital Market;

●
our capitalization (including the number of shares of Common Stock issued and outstanding);

●
the then-prevailing trading price and trading volume of our Common Stock;

●
the potential devaluation of our market capitalization as a result of the Reverse Stock Split;

●
the anticipated impact of the Reverse Stock Split on our ability to raise additional financing; and

●
business developments affecting the Company.

The Board intends to select an Exchange Ratio that it believes would be most likely to achieve the anticipated benefits of the Reverse Stock Split.

If our Board determines that effecting the Reverse Stock Split is in our best interest, the Reverse Stock Split will become effective upon the filing of the Amendment with the Utah Division. (See, “Procedure for Effecting the Reverse Split,” below.) The Amendment filed thereby will set forth the number of shares to be combined into one share of our Common Stock within the limits set forth in this proposal, but will not have any effect on the number of shares of Common Stock or preferred stock currently authorized, the ability of our Board to designate preferred stock, the par value of our common or preferred stock, or any series of preferred stock previously authorized (except to the extent such Reverse Stock Split adjusts the conversion ratio of such previously designated preferred stock).

Effect of a Reverse Stock Split

If approved by our shareholders and implemented by the Board, as of the effective time of the Amendment, each issued and outstanding share of our Common Stock would immediately and automatically be reclassified and reduced into a fewer number of shares of our Common Stock. However, except for adjustments that may result from the treatment of fractional shares, as described below, the Reverse Stock Split will not affect any shareholder’s percentage ownership or proportionate voting power. Fractional shares will not be issued. All fractional shares that would otherwise result from the implementation of the Reverse Stock Split shall be automatically rounded up to the next whole share.

Except to the extent that the Reverse Stock Split would result in any shareholder receiving an additional whole share of Common Stock in connection with the rounding of fractional shares or any dilution to other shareholders in connection therewith, as described below, the Reverse Stock Split will not:

●
affect any shareholder’s percentage ownership interest in us;

●
affect any shareholder’s proportionate voting power;

●
substantially affect the voting rights or other privileges of any shareholder; or

●
alter the relative rights of common shareholders, preferred shareholders, warrant holders or holders of equity compensation plan awards and options.

Depending upon the Exchange Ratio selected by the Board, the principal effects of the Reverse Stock Split are:

●
the number of shares of Common Stock issued and outstanding will be reduced by a factor ranging between 2 and 5, notwithstanding any rounding;

●
the per share exercise price will be increased by a factor from and including 2 and 5, and the number of shares issuable upon exercise or conversion shall be decreased by the same factor, for all outstanding options, warrants and other convertible or exercisable equity instruments entitling the holders to purchase or acquire shares of our Common Stock;

●
the number of shares authorized and reserved for issuance under our existing equity compensation plans will be reduced proportionately; and

●
the conversion rates for holders of our preferred stock and other outstanding securities will be adjusted proportionately.

The following table contains approximate information relating to our outstanding Common Stock, Series A Preferred Stock, Series B Preferred Stock Series C Preferred Stock (all of which Voting Convertible Preferred Stock, prior to the Reverse Stock Split, is convertible into shares of Common Stock on the basis of one share of Common Stock for each share of Voting Convertible Preferred Stock), outstanding debentures and warrants held by investors, and our outstanding warrants and options under our stock plans:

Based on the Company’s capitalization as of October 5, 2020, the principal effect of the Reverse Stock Split (at a ratio between 1-for-2 and 1-for-5), not taking into account the treatment of fractional shares described above, would be that:

●
the number of shares of the Company’s authorized Common Stock would remain unchanged at 100,000,000 shares;
●
the number of shares of the Company’s Common Stock issued and outstanding would be reduced from 14,389,711 shares to between approximately 7,194,856 shares and 2,877,942 shares;
●
The 50,000,000 shares of the Company’s authorized preferred stock, 1,992,000 shares of which are designated as Series A Preferred, 1,459,000 shares of which are designated as Series B Preferred, and 230,000 shares of which are designated as Series C Preferred, would remain unchanged;
●
the number of shares of Series A Preferred issued and outstanding would remain unchanged, although the conversion price of the 1,992,000 outstanding shares of Series A Preferred would increase and the number of shares of Common Stock issuable upon conversion of such preferred stock would decrease in proportion to the Reverse Stock Split from 1,992,000 shares to between approximately 996,000 shares and 398,400 shares, subject to future adjustment as provided in the Certificate of Designation of Preferences;
●
the number of shares of the Company’s Series B Preferred issued and outstanding would remain unchanged, although the conversion price of the 1,459,000 outstanding shares of Series B Preferred would increase and the number of shares of Common Stock issuable upon conversion of such preferred stock would decrease in proportion to the Reverse Stock Split from 1,459,000 shares to between approximately 729,500 shares and 291,800 shares, subject to future adjustment as provided in the Certificate of Designation of Preferences, Rights and Limitations of the Series B Preferred;
●
the number of shares of the Company’s Series C Preferred issued and outstanding would remain unchanged, although the conversion price of the 230,000 outstanding shares of Series C Preferred would increase and the number of shares of Common Stock issuable upon conversion of such preferred stock would decrease in proportion to the Reverse Stock Split from 230,000 shares to between approximately 115,000 shares and 46,000 shares, subject to future adjustment as provided in the Certificate of Designation of Preferences, Rights and Limitations of the Series C Preferred;
●
the number of shares of the Company’s Common Stock issuable upon the exercise or vesting of outstanding warrants would be reduced from 6,738,500 to between approximately 3,369,250 shares and 1,377,500 shares (and the respective exercise prices of the warrants would increase by a factor equal to the inverse of the Exchange Ratio);
●
the number of shares of the Company’s Common Stock issuable upon the exercise of outstanding stock options and restricted stock units would be reduced from 227,500 to between approximately 113,750 shares and 45,500 shares (and the respective exercise prices of the options would increase by a factor equal to the inverse of the Exchange Ratio);
●
the aggregate number of shares of the Company’s Common Stock reserved for issuance in connection with future awards under the Company’s 2018 Plan would be reduced from 330,656 to between approximately 165,328 shares and 66,131 shares; the aggregate number of shares of the Company’s Common Stock reserved for issuance in connection with future awards under the Company’s 2020 Plan would be reduced from 1,000,000 to between approximately 500,000 shares and 200,000 shares; and
●
the par value of the Company’s Common Stock and preferred stock would remain unchanged at no par value per share, and the per-share net income or loss and net book value of the Company’s Common Stock would be restated because there would be fewer shares of Common Stock outstanding.

The following table contains approximate information relating to our Common Stock immediately following the Reverse Stock Split under certain possible exchange ratios, based on share information as of October 5, 2020. All share numbers are rounded up to the nearest whole share.

	Pre-Reverse Split	1- for-2	1-for-3	1-for-4	1-for-5
Number of authorized shares of Common Stock	100,000,0001	100,000,000	100,000,000	100,000,000	100,000,000

Number of outstanding shares of Common Stock	14,389,711	7,194,8563	4,796,570	3,597,428	2,877,942

Number of authorized shares of preferred stock	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000

Number of shares of Common Stock issuable upon conversion of outstanding shares of preferred stock	3,861,000	1,840,500	1,227,000	920,250	736,200

Number of shares of Common Stock issuable upon exercise of outstanding stock options, restricted stock units and warrants	6,966,000	3,483,000	2,322,000	1,741,500	1,393,200

Number of shares of Common Stock reserved for issuance in connection with future awards under the Company’s 2018 Plan	330,656	165,328	110,219	82,664	66,131

Number of shares of Common Stock reserved for issuance in connection with future awards under the Company’s 2020 Plan	1,000,000	500,000	333,333	250,000	200,000

See also “Certain Risks Associated with the Reverse Stock Split” below for additional information regarding the potential impact of the Reverse Stock Split.

If the Reverse Stock Split is implemented, the Amendment will not reduce the number of shares of our Common Stock or preferred stock authorized under our Articles of Incorporation, as amended, the right of our Board to designate preferred stock, the par value of our Common or preferred stock, or otherwise affect our designated series of preferred stock, except to affect the conversion prices thereof.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements thereof. We presently do not have any intent to seek any change in our status as a reporting company under the Exchange Act either before or after the Reverse Stock Split.

Additionally, as of the date of this Proxy Statement, we do not have any current plans, agreements, or understandings with respect to the additional authorized shares that will become available for issuance after the Reverse Stock Split has been implemented.

Anti-Takeover and Dilutive Effects

The total number of authorized shares of our Common Stock and preferred stock will not be changed as a result of the Reverse Stock Split. The Common Stock and preferred stock that is authorized but unissued provide the Board with flexibility to effect, among other transactions, public or private financings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by the Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of the Company or make such actions more expensive and less desirable. The Reverse Stock Split is not being recommended in response to any specific effort to obtain control of the Company, nor does our Board have any present intent to use the authorized but unissued Common Stock or preferred stock to impede a takeover attempt.

Except for the Company’s obligation to issue Common Stock upon the exercise of outstanding options and warrants or the conversion of our outstanding shares of preferred stock, we have no specific plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of Common Stock subsequent to the Reverse Stock Split at this time, and we have not allocated any specific portion of the authorized number of shares to any particular purpose.

Certain Risks Associated with the Reverse Stock Split

Before voting on this Proposal 4, shareholders should consider the following risks associated with effecting a Reverse Stock Split:

A reverse stock split may negatively impact the market for our Common Stock. Although we expect that the Reverse Stock Split will result in an increase in the market price of our Common Stock, we cannot assure you that a Reverse Stock Split, if effected, will increase the market price of our Common Stock in proportion to the reduction in the number of shares of our Common Stock outstanding, or result in a permanent increase in the market price. The effect that a Reverse Stock Split may have upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in similar circumstances to ours is varied. The market price of our Common Stock is dependent on many factors, including our business and financial performance, general market conditions, prospects for future growth and other factors detailed from time to time in the reports we file with the SEC. Accordingly, the total market capitalization of our Common Stock after a Reverse Stock Split may be lower than the total market capitalization before a Reverse Stock Split and, in the future, the market price of our Common Stock following a Reverse Stock Split may not exceed or remain higher than the market price prior to a Reverse Stock Split.

NASDAQ may delist our Common Stock from its exchange which could limit your ability to make transactions in our securities and subject us to additional trading restrictions. Even if our shareholders approve a Reverse Stock Split and the Reverse Stock Split is effected, we cannot assure you that we will continue to meet the listing requirements of NASDAQ. We have been monitoring the closing bid price of our Common Stock through the Initial Compliance Period. We may request an extension of 180 days to regain compliance with the Minimum Bid Price Requirement under the NASDAQ Listing Rules, however there can be no assurance that we will be granted an extension to regain compliance.

If our Common Stock is delisted, our Common Stock would likely then trade only in the over-the-counter market. If our Common Stock were to trade on the over-the-counter market, selling our Common Stock could be more difficult because smaller quantities of shares would likely be bought and sold, transactions could be delayed, and we could face significant material adverse consequences, including: a limited availability of market quotations for our securities; reduced liquidity with respect to our securities; a determination that our shares are a “penny stock,” which will require brokers trading in our securities to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our securities; a reduced amount of news and analyst coverage for our Company; and a decreased ability to issue additional securities or obtain additional financing in the future. These factors could result in lower prices and larger spreads in the bid and ask prices for our Common Stock and would substantially impair our ability to raise additional funds and could result in a loss of institutional investor interest and fewer development opportunities for us.

In addition to the foregoing, if our Common Stock is delisted from NASDAQ and it trades on the over-the-counter market, the application of the “penny stock” rules could adversely affect the market price of our Common Stock and increase the transaction costs to sell those shares. The SEC has adopted regulations which generally define a “penny stock” as an equity security that has a market price of less than $5.00 per share, subject to specific exemptions. If our Common Stock is delisted from NASDAQ and it trades on the over-the-counter market at a price of less than $5.00 per share, our Common Stock would be considered a penny stock. The SEC’s penny stock rules require a broker-dealer, before a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the risks in the penny stock market. The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and the salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer’s account. In addition, the penny stock rules generally require that before a transaction in a penny stock occurs, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s agreement to the transaction. If applicable in the future, these rules may restrict the ability of brokers-dealers to sell our Common Stock and may affect the ability of investors to sell their shares, until our Common Stock no longer is considered a penny stock.

You may end up holding an “odd lot” or less than 100 shares of Common Stock as a result of the Reverse Stock Split, making it more difficult for you to sell your shares. A Reverse Stock Split may result in some shareholders owning “odd lots” of less than 100 shares of Common Stock on a post-split basis. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers, and generally may be more difficult than a “round lot” sale. Therefore, those shareholders who own less than 100 shares of Common Stock following the Reverse Stock Split may be required to pay somewhat higher transaction costs and may experience some difficulties or delays should they then determine to sell their shares of Common Stock.

The market price of our Common Stock may not rise after the Reverse Stock Split. Although the Board believes that the decrease in the number of shares of Common Stock outstanding as a consequence of a Reverse Stock Split and the anticipated increase in the market price of Common Stock could encourage interest in our Common Stock and possibly promote greater liquidity for shareholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split. It is possible that the per share price of our Common Stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the Reverse Stock Split, and the market price per post-Reverse Stock Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, and the Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if we effect the Reverse Stock Split, the market price of our Common Stock may decrease due to factors unrelated to the Reverse Stock Split. In any case, the market price of our Common Stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Stock Split is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Even if the market price per post-Reverse Stock Split share of our Common Stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including NASDAQ requirements related to the minimum shareholders’ equity, the minimum number of shares that must be in the public float, the minimum market value of the public float and the minimum number of round lot holders.

The Reverse Stock Split may decrease the liquidity of our Common Stock. The liquidity of our Common Stock may be harmed by the Reverse Stock Split given the reduced number of shares of Common Stock that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split. In addition, investors might consider the increased proportion of unissued authorized shares of Common Stock to issued shares to have an anti-takeover effect under certain circumstances, because the proportion allows for dilutive issuances which could prevent certain shareholders from changing the composition of the Board or render tender offers for a combination with another entity more difficult to successfully complete. The Board does not intend for the Reverse Stock Split to have any anti-takeover effects.

The number of authorized but unissued shares will not change, while the number of issued shares decreases, effectively increasing the number of shares of Common Stock available for future issuance and potential dilution to existing shareholders. Our Articles of Incorporation presently authorize 100,000,000 shares of Common Stock and 50,000,000 shares of blank check preferred stock, no par value per share. The Reverse Stock Split would not change the number of authorized shares of the Common Stock, although the Reverse Stock Split would decrease the number of issued and outstanding shares of Common Stock. Therefore, because the number of issued and outstanding shares of Common Stock would decrease, the number of shares of Common Stock remaining available for issuance by us in the future would increase.

Such additional shares of Common Stock would be available for issuance from time to time for corporate purposes such as issuances of Common Stock in connection with capital-raising transactions and acquisitions of companies or other assets, as well as for issuance upon conversion or exercise of securities such as convertible preferred stock, convertible debt, warrants or options convertible into or exercisable for Common Stock. We believe that the availability of the additional shares of Common Stock will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond effectively in a changing corporate environment. For example, we may elect to issue shares of Common Stock to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, to adopt additional employee benefit plans or reserve additional shares of Common Stock for issuance under such plans, where the Board determines it advisable to do so, without the necessity of soliciting further shareholder approval, subject to applicable shareholder vote requirements under Utah law and NASDAQ rules. If we issue additional shares of Common Stock for any of these purposes, the aggregate ownership interest of our current shareholders, and the interest of each such existing shareholder, would be diluted, possibly substantially.

The additional shares of our Common Stock that would become available for issuance upon an effective Reverse Stock Split could also be used by us to oppose a hostile takeover attempt or delay or prevent a change of control or changes in or removal of our management, including any transaction that may be favored by a majority of our shareholders or in which our shareholders might otherwise receive a premium for their shares of Common Stock over then-current market prices or benefit in some other manner. Although the increased proportion of authorized but unissued shares of Common Stock to issued shares of Common Stock could, under certain circumstances, have an anti-takeover effect, the Reverse Stock Split is not being proposed in order to respond to a hostile takeover attempt or to an attempt to obtain control of the Company.

Fractional Shares

We will not issue fractional certificates for post-Reverse Stock Split shares of Common Stock in connection with the Reverse Stock Split. To the extent any holders of pre-Reverse Stock Split shares of Common Stock are entitled to fractional shares of Common Stock as a result of the Reverse Stock Split, we will issue an additional share to all holders of fractional shares of Common Stock.

No Dissenters’ Rights

Under Utah law, our shareholders would not be entitled to dissenters’ rights or rights of appraisal in connection with the implementation of the Reverse Stock Split, and we will not independently provide our shareholders with any such rights.

U.S. Federal Income Tax Considerations

The following is a summary of certain United States federal income tax consequences of the Reverse Stock Split. It does not address any state, local or foreign income or other tax consequences, which, depending upon the jurisdiction and the status of the shareholder/taxpayer, may vary from the United States federal income tax consequences. It applies to you only if you held pre-Reverse Stock Split shares of Common Stock as capital assets for United States federal income tax purposes. This discussion does not apply to you if you are a member of a class of our shareholders subject to special rules, such as (a) a dealer in securities or currencies, (b) a trader in securities that elects to use a mark-to-market method of accounting for your securities holdings, (c) a bank, (d) a life insurance company, (e) a tax-exempt organization, (f) a person that owns shares of Common Stock that are a hedge, or that are hedged, against interest rate risks, (g) a person who owns shares of Common Stock as part of a straddle or conversion transaction for tax purposes or (h) a person whose functional currency for tax purposes is not the U.S. dollar. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), its legislative history, existing, temporary and proposed regulations under the Internal Revenue Code, published rulings and court decisions, all as of the date hereof. These laws, regulations and other guidance are subject to change, possibly on a retroactive basis. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the United States federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR CONCERNING THE CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

Tax Consequences to United States Holders of Common Stock.

A United States holder, as used herein, is a shareholder who or that is, for United States federal income tax purposes: (a) a citizen or individual resident of the United States, (b) a domestic corporation, (c) an estate whose income is subject to United States federal income tax regardless of its source, or (d) a trust, if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust. This discussion applies only to United States holders.

Except for adjustments that may result from the treatment of fractional shares of Common Stock as described above, no gain or loss should be recognized by a shareholder upon such shareholder’s exchange of pre-Reverse Stock Split shares of Common Stock for post-Reverse Stock Split shares of Common Stock pursuant to the Reverse Stock Split, and the aggregate adjusted basis of the post-Reverse Stock Split shares of Common Stock received will be the same as the aggregate adjusted basis of the Common Stock exchanged for such new shares. The shareholder’s holding period for the post-Reverse Stock Split shares of Common Stock will include the period during which the shareholder held the pre-Reverse Stock Split shares of Common Stock surrendered.

Accounting Consequences

Following the Effective Date of the Reverse Stock Split (as defined below under “Procedure for Effecting the Reverse Stock Split”), if any, the net income or loss and net book value per share of Common Stock will be increased because there will be fewer shares of the Common Stock outstanding. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

Procedure for Effecting the Reverse Stock Split

When and if the Board decides to implement the Reverse Stock Split, the Company will promptly file the Amendment with the Utah Division. The Reverse Stock Split will become effective on the date of filing the Amendment, which is referred to as the “Effective Date”. Beginning on the Effective Date, each certificate representing pre-Reverse Stock Split shares will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.

After the Effective Date, our Common Stock will have a new CUSIP number, which is a number used to identify our securities, and any stock certificates with the old CUSIP number will need to be exchanged for stock certificates with the new CUSIP number using the procedures described below.

Exchange of Stock Certificates

As of the Effective Date, each certificate representing shares of our Common Stock outstanding before the Reverse Stock Split will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our Common Stock resulting from the Reverse Stock Split. All shares underlying options, warrants and other securities exchangeable or exercisable for or convertible into Common Stock also automatically will be adjusted on the Effective Date.

Our transfer agent, Interwest Transfer Co, Inc., will act as the exchange agent for purposes of exchanging stock certificates subsequent to the Reverse Stock Split. Shortly after the Effective Date, shareholders of record will receive written instructions requesting them to complete and return a letter of transmittal and surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the Reverse Stock Split. Certificates representing shares of Common Stock issued in connection with the Reverse Stock Split will continue to bear the same restrictive legends, if any, set forth in the surrendered certificates representing the shares of Common Stock outstanding prior to the Reverse Stock Split. No new certificates will be issued until such shareholder has surrendered any outstanding certificates, together with the properly completed and executed letter of transmittal, to the exchange agent. Until surrendered, each certificate representing shares of Common Stock outstanding before the Reverse Stock Split would continue to be valid and would represent the adjusted number of shares of Common Stock, based on the Exchange Ratio.

Any shareholder whose stock certificates are lost, destroyed or stolen will be entitled to a new certificate or certificates representing post-Reverse Stock Split shares of Common Stock upon compliance with the requirements that we and our transfer agent customarily apply in connection with lost, destroyed or stolen certificates. Instructions as to lost, destroyed or stolen certificates will be included in the letter of instructions from the exchange agent.

Upon the Reverse Stock Split, we intend to treat shareholders holding our Common Stock in “street name”, through a bank, broker or other nominee, in the same manner as registered shareholders whose shares of Common Stock are registered in their names. Banks, brokers and other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in “street name”. However, such banks, brokers and other nominees may have different procedures than registered shareholders for processing the Reverse Stock Split. If you hold your shares in “street name” with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

YOU SHOULD NOT DESTROY YOUR STOCK CERTIFICATES AND YOU SHOULD NOT SEND THEM NOW. YOU SHOULD SEND YOUR STOCK CERTIFICATES ONLY AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM THE EXCHANGE AGENT AND IN ACCORDANCE WITH THOSE INSTRUCTIONS.

If any certificates for shares of Common Stock are to be issued in a name other than that in which the certificates for shares of Common Stock surrendered are registered, the shareholder requesting the reissuance will be required to pay to us any transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable and, in addition, (a) the transfer must comply with all applicable federal and state securities laws, and (b) the surrendered certificate must be properly endorsed and otherwise be in proper form for transfer.

Book-Entry

The Company’s registered shareholders may hold some or all of their shares electronically in book-entry form with our transfer agent. These shareholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts.

● If you hold registered shares of Common Stock in book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of Common Stock in registered book-entry form.
● If you are entitled to post-Reverse Stock Split shares of Common Stock, a transaction statement will automatically be sent to your address of record by our transfer agent as soon as practicable after the Effective Date indicating the number of shares of Common Stock that you hold.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock, preferred stock, warrants, or equity awards granted to them under our equity incentive plans.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 4.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our executive officers as of the date of this Proxy Statement.

Name	Age	Position
John A. Krier(1)	43	President, Chief Executive Officer, Chief Financial Officer and Director
Jennifer Keeler	50	General Counsel and Corporate Secretary
Skyler Black(2)	37	Corporate Controller

(1)
Principal Executive Officer and Principal Finance Officer. Mr. Krier became our President and Chief Executive Officer on July 6, 2020. He replaced Brian Baker, who served in that capacity from August, 2019 to July 6, 2020. Mr. Krier’s biographical information and other credentials, including his employment history, are summarized in the section of this Proxy Statement that discusses the nominees for director under Proposal No. 1 Election of Directors.

(2)
Principal Accounting Officer.

Jennifer Keeler was appointed General Counsel and Corporate Secretary in October 2019. She worked previously at Land O’Lakes, Inc. where she was an Associate General Counsel and provided counsel to the Company’s dairy foods and international business units. While there she attended Harvard University Executive Education Agribusiness Seminar and provided legal counsel for acquisitions of businesses in the United States, Kenya, China, Mexico and South Africa. Prior to Land O’Lakes, Inc. she worked for casino gaming and software development companies providing in-house services including employment law, M&A, contract drafting & negotiation, corporate governance and IP protection. Ms. Keeler has an undergraduate degree in Business and Marketing from the U of MN’s Carlson School of Management. She went on to get her law degree at William Mitchell College of Law followed by an MBA in Finance from the University of St. Thomas.

Skyler Black joined us as Corporate Controller in January 2018. He was previously with PricewaterhouseCoopers, LLP where he spent 12 years in their assurance practice. He is a CPA in the state of Colorado and holds a B.S. degree in Accounting from Brigham Young University – Idaho. Mr. Black was appointed Principal Accounting Officer in July, 2020.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our voting securities as of October 5, 2020, by (a) any person known by us to be the beneficial owner of more than 5% of any class of our voting securities, based upon their most recent filings or correspondence with the SEC, and (b) all directors and nominees, each of our Named Executive Officers (as defined below), and all of our directors and executive officers as a group.

Under SEC rules, “Named Executive Officers” include (i) our principal executive officer at the end of the last completed fiscal year, regardless of compensation level; and (ii) our two most highly compensated executive officers other than the principal executive officer who were serving as executive officers as of the end of the last completed fiscal year; and (iii) up to two additional individuals who would have been deemed to be Named Executive Officers except that they were not serving as officers at the end of the fiscal year. Pursuant to these rules, we have identified as our Named Executive Officers for purposes of this Proxy Statement: (1) Mr. Baker, who was our Chief Executive Officer at the end of fiscal 2020; (2) David A. Wirthlin, who was our principal financial and accounting officer during fiscal year 2020 and one of our next two most highly paid executive officers as of the end of fiscal 2020; (3) Jason Anderson, who is our Chief Information Officer. Unless otherwise indicated in the notes below the table, the address of each beneficial owner listed in the table below is c/o Dynatronics Corporation, 1200 Trapp Road, Eagan, Minnesota 55121.

Beneficial Ownership Table

NamName/Address of Beneficial Owner(1)	Title of Class	No. of Shares of each Class Beneficially Owned	Percent of Class Beneficially Owned	Total No. of Shares Beneficially Owned	Percent of Total Voting Power
Greater than 5% Shareholders:
Stuart M. Essig (2)	Common	3,287,135	20.2%	4,427,135	13.2%
	Series A	880,000	44.2%
	Series B	260,000	17.8%
Stuart M. Essig 2007 Family Trust (3)	Common	506,262	3.4%	735,062	2.2%
	Series A	188,800	9.5%
	Series B	40,000	2.7%
Provco Ventures I, LP (4)	Common	2,089,852	13.4%	2,773,852	8.6%
	Series A	484,000	24.3%
	Series B	200,000	13.7%
					3.4%

Nancy K. Cronin (5)	Common	978,161	6.8%	978,161	5.6%

Directors and Named Executive Officers:
Brian D. Baker (CEO/Director) (6)	Common	231,587	1.6%	327,587	*
	Series A	96,000	4.8%
Erin S. Enright (Director)(7)	Common	506,262	3.4%	735,062	2.2%
	Series A	188,800	9.5%
	Series B	40,000	2.7%
David B. Holtz (Director) (8)	Common	89,829	*	89,829	*
Scott A. Klosterman (Director) (9)	Common	89,829	*	89,829	*
Brian M. Larkin (Director) (10)	Common	291,879	2.0%	359,879	1.3%
	Series A	48,000	2.4%
	Series B	20,000	1.4%
R. Scott Ward (Director) (11)	Common	72,078	*	72,078	*

All executive officers and directors as a group (11 persons)	Common	1,372,065	9.5%	1,764,865	6.37%
	Series A	332,800	16.7%
	Series B	60,000	4.1%

(1)
The table assumes 14,389,711 shares of Common Stock issued and outstanding as of October 5, 2020. The amount in the “Percent of Total Voting Power” column includes the impact of any applicable Voting Cutback as to the indicated beneficial owner. Subject to the Voting Cutback, the Series A Preferred and the Series B Preferred vote on an as-converted basis one vote per share with the Common Stock. For purposes of the table, we determined the number of shares of each class as beneficially owned by each person under Rule 13d-3(d)(1) of the Exchange Act. Under this rule, shares of voting stock not outstanding that are subject to issuance pursuant to options, warrants, rights or conversion privileges exercisable by a person within 60 days of the date indicated are deemed outstanding for the purpose of calculating the number and percentage beneficially owned by such person but are not deemed outstanding for the purpose of calculating the number or percentage beneficially owned by each any other person listed in the table. Except where otherwise noted, we believe that each individual or entity named has sole investment and voting power with respect to the shares of indicated as beneficially owned by such person, subject to community property laws, where applicable. Beneficial ownership representing less than one percent of the outstanding shares of a class is denoted with an asterisk (*). If an individual or person disclaims beneficial ownership, that is noted in the notes below the table.

(2)
Mr. Essig is an observer to our Board and the husband of Erin Enright, a Preferred Director and the Chairman of our Board. The amount of Common Stock beneficially owned includes: (a) 1,378,130 shares of Common Stock owned of record and (b) 1,909,005 shares of Common Stock issuable upon the exercise of warrants. Mr. Essig has sole voting and dispositive power over the shares of stock indicated. He has no voting or dispositive power over securities that are beneficially owned of record by The Stuart M. Essig 2007 Family Trust (“Essig Trust,” see, Note (3), below) or by Ms. Enright (see, Note (9), below). The address for this beneficial owner is 512 West MLK Jr. Blvd #320, Austin, Texas 78701.

(3)
Mr. Essig is the settlor/grantor of the Essig Trust. His wife, Ms. Enright, is Trustee of the Essig Trust. Shares of Common Stock beneficially owned include: (a) 163,062 shares of Common Stock owned of record and (b) 343,200 shares of Common Stock issuable upon exercise of warrants. Ms. Enright and the Essig Trust have shared voting and dispositive power over the shares of stock owned of record by the Essig Trust. Amount indicated also includes 90,601 shares of Common Stock owned of record by Ms. Enright personally, over which Ms. Enright has sole voting and dispositive power. (See, Note (9), below.) The address for this beneficial owner is 512 West MLK Jr. Blvd #320, Austin, Texas 78701.

(4)
The address of this beneficial owner is 795 E. Lancaster Ave. Suite 200, Villanova, PA 19085. The general partner of this shareholder is Provco, LLC. The sole member of Provco, LLC is Richard E. Caruso, Ph.D. The amount of Common Stock beneficially owned includes: (a) 133,650 shares of Common Stock owned of record, and (b) 1,176,000 shares of Common Stock issuable upon the exercise of warrants.

(5)
Ms. Cronin received these shares upon conversion of shares of our Series D Non-Voting Convertible Preferred Stock issued in connection with our acquisition of Bird & Cronin, Inc. (“Bird & Cronin”), of which she was a majority beneficial owner. The address for this beneficial owner is 6101 Mt. Normandale Dr., Bloomington, Minnesota 55438.

(6)
Mr. Baker became our Chief Executive Officer and a director on August 26, 2019. Amount of Common Stock beneficially owned includes (a) 27,500 exercisable options, (b) 60,087 shares of Common Stock owned of record, and (c) 144,000 shares of Common Stock issuable upon exercise of warrants.

(7)
The amount of Common Stock beneficially owned includes: (a) 90,601 shares of Common Stock owned of record and (b) 506,262 shares of Common Stock beneficially owned by the Essig Trust (see, Note (3), above). Ms. Enright has no voting and dispositive power over the shares beneficially owned by her husband; she has shared voting and dispositive power as Trustee over the shares beneficially owned by the Essig Trust.

(8)	Mr. Holtz is an executive officer of Provco, LLC, the general partner of Provco Ventures I LP. He does not have sole voting or dispositive power of shares beneficially owned by Provco.
(9)	All amounts indicated are shares of Common Stock owned of record by Mr. Klosterman.
(10)	The amount of Common Stock beneficially owned includes: (a) 169,879 shares of Common Stock owned of record and (b) 122,000 shares issuable upon the exercise of warrants.
(11)	All amounts indicated are shares of Common Stock owned of record by Dr. Ward.

EXECUTIVE COMPENSATION

The Compensation Committee operates under a written charter that establishes its responsibilities. The Compensation Committee reviews the charter annually to ensure that its scope is consistent with the Compensation Committee’s expected role and meets regulatory requirements. Under the charter, the Compensation Committee is charged with general responsibility for the oversight and administration of our executive compensation program. The charter gives the Compensation Committee the sole responsibility for determining the compensation of the Chief Executive Officer based on the Committee’s evaluation of his performance. The charter also authorizes the committee to engage consultants and other professionals without management approval to the extent deemed necessary to discharge its responsibilities.

Decisions regarding other executives are made by the Compensation Committee considering recommendations from the Chief Executive Officer and with input from other executive officers and management. Decisions by the Compensation Committee with respect to compensation of the Chief Executive Officer are ratified by the non-executive members of the Board.

The compensation of our executive officers includes base salary and equity components. The ultimate goal of our compensation philosophy is to create long-term shareholder value by rewarding performance that furthers our strategic goals and growth. At the same time, the Compensation Committee seeks to maintain an executive compensation program that is competitive with comparably-sized organizations within our industry.

Dynatronics does not target a specific pay mix; however, each Named Executive Officer has a significant percentage of their bonus determined by performance goals established by the Compensation Committee. Each executive’s compensation opportunity is designed to provide pay below targeted pay levels if annual and/or long-term performance goals are not achieved. The compensation program is designed to provide pay at or above targeted pay levels if performance meets or exceeds goals. The Company provides a competitive base salary and benefits with limited equity awards. There is not an expectation of future equity awards for our executives, beyond the Chief Executive Officer.

The following table summarizes information concerning the compensation paid to our Named Executive Officers for the last two fiscal years (columns (g) and (h) have been intentionally omitted):

Summary Compensation Table

Name and principal position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock awards ($) (e)	Option awards ($) (f)	All other compensation ($) (i)
Brian Baker	2019	$166,731	-	-	-	$1,165	$167,896
President and CEO(1)	2020	$268,097	-	$69,500	$18,557	$9,730	$365,884
Christopher R. von Jako	2019	$264,424	-	$41,700	-	$9,144	$332,449
CEO(2)	2020	$95,298	-	$69,500	$5,736	$30,574	$125,872
David A. Wirthlin	2019	$188,000	-	-	-	$16,058	$204,558
Chief Financial Officer (3)	2020	$196,148	-	-	-	$17,140	$213,288
Jason Anderson	2019	$173,878	$10,000	-	-	$30,084	$213,962
Chief Information Officer	2020	$184,141	-	-	-	$10,072	$194,213
__________________

(1)
Mr. Baker was our President and CEO from August 2019 through the end of FY 2020,

(2)
Dr. von Jako is included in this table, which covers the last two fiscal years because he served as our principal executive officer from June 2018 until his resignation August 2019.

(3)
Mr. Wirthlin was our principal financial and principal accounting officer during FY 2020.

Outstanding Equity Awards at June 30, 2020

The following table presents information regarding outstanding equity awards held by each of the Named Executive Officers as of June 30, 2020.

	Option awards				Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercis-able	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)
(a)	(b)	(c)	(e)	(f)	(g)	(h)
Christopher von Jako	-	-	-	-	-	-
Jason Anderson	-	-	-	-	-	-
David A. Wirthlin	18,000	6,000	$2.65	10/31/2024	-	-
Brian Baker	27,500	62,500	$1.39 to $2.70	2/27/2026 to 8/25/2027	-	-

Employment Agreements

Brian D. Baker. On August 26, 2019, we entered into an employment agreement Brian D. Baker as our President and Chief Executive Officer (the “Baker Employment Agreement”). Pursuant to the Baker Employment Agreement, Mr. Baker was paid a salary of $275,000 per year and eligible for an annual bonus targeted at a maximum payout of $100,000, as determined by the Compensation Committee of the Board, based on results of operations and Mr. Baker’s performance against goals established by the Compensation Committee. Mr. Baker was also entitled to annual equity grants of RSUs valued at a maximum of $100,000, as determined by the Compensation Committee, such grants to vest 50% upon the date of grant and 50% on the first anniversary of the date of grant.

Upon execution of the Baker Employment Agreement, Mr. Baker received a grant of 50,000 RSUs, vesting in four equal annual installments commencing on the first anniversary of the grant date. We also granted him a stock option under the 2018 Plan to purchase 50,000 shares of Common Stock at a price of $1.39 per share, which was the closing price of our Common Stock on the date of grant. The option vests in four equal annual installments, commencing on the first anniversary of the date of grant. In conjunction with Mr. Baker’s appointment as President and Chief Executive Officer, the Board determined that it is in the Company’s best interests that the principal executive officer should operate from our Eagan, Minnesota location and therefore authorized payment of certain relocation expenses for Mr. Baker, not to exceed $25,000.

The Baker Employment Agreement package included non-solicitation, non-competition and confidentiality agreements with post-termination restrictive covenants. We also entered into an indemnification agreement with Mr. Baker on the same terms that we have entered into with our other directors and executive officers.

John Krier. On July 7, 2020, we entered into an employment agreement with our new President and Chief Executive Officer, John Krier. Pursuant to the Agreement, we will pay Mr. Krier an annual base salary of $250,000 per year and he will be eligible for an annual bonus targeted at a maximum payout of $75,000, and an annual equity award of restricted stock units, or RSUs, up to a maximum value of $75,000, which amount will be determined by the Compensation Committee of the Board, based on results of operations and Mr. Krier’s performance against goals established by the Compensation Committee. On the date of his appointment, Mr. Krier received a grant of 50,000 RSUs under the 2018 Plan, vesting in four equal annual installments commencing on the first anniversary of the grant date. Upon vesting, Mr. Krier will receive a number of shares of Common Stock equal to the number of RSUs that have vested. Also upon his appointment date, the Company granted Mr. Krier a stock option under the 2018 Plan for the purchase of 15,000 shares of Common Stock, vesting over a four-year period with one-fourth of the shares vesting annually on the anniversary of the grant date. The exercise price of the stock option is the market price of the Common Stock on the date of grant.

The employment agreement continues until terminated by the Company or by Mr. Krier in accordance with the terms of the agreement. If the Company terminates Mr. Krier’s employment during the first 12 months without cause as defined under the agreement, we must pay Mr. Krier an amount equal to three months base salary. In addition, in such event, one-half of the initial equity compensation awards granted to him at the time of his appointment as CEO will automatically vest, subject to his execution of a release of all claims against the Company.

Mr. Krier is also subject to a non-solicitation, non-competition and confidentiality agreement with post-termination restrictive covenants. We also entered into an indemnification agreement with Mr. Krier on the same terms as the agreements entered into with our other directors and executive officers.

Payments upon Termination

Brian Baker. On July 7, 2020, Brian Baker, citing the need for a reduced work schedule to allow more flexibility to address health issues relating to the COVID-19 virus, stepped down as Chief Executive Officer. Mr. Baker continues to serve as a member of the Board and is a nominee for election at the Annual Meeting. Subject to the conditions and provisions of the Company’s equity incentive plans, equity awards held by Mr. Baker will continue to vest and be exercisable according to their respective terms. In connection with Mr. Baker’s resignation, the Company and Mr. Baker entered into a Separation and Pay Continuation Agreement (“Separation Agreement”). The Separation Agreement provides that through October 7, 2020 (the “Separation Date”), Mr. Baker will receive the same compensation and benefits, including continued vesting of outstanding equity awards, as under his existing employment agreement, effective August 19, 2019. The Separation Agreement includes a general release of claims and waivers customary in such agreements. Mr. Baker’s departure was not the result of any disagreement with us on any matter relating to the Company’s operations, policies or practices. We also entered into a Consulting Agreement with Mr. Baker effective October 8, 2020, pursuant to which Mr. Baker will provide consulting services to the Company on a part-time basis following the Separation Date for up to 20 hours per week.

Dr. von Jako. We entered into a Separation and Release Agreement with Dr. von Jako dated August 26, 2019 (the “Von Jako Release Agreement”) in connection with his separation from Dynatronics. Under the Von Jako Release Agreement, we paid Dr. von Jako a cash payment (less applicable withholding taxes) equal to three months of base salary (excluding bonus or any pro ration thereof) in installments with our regular payroll services over the three months following his final day of employment, September 1, 2019, in consideration of a release of all claims against us given by Dr. von Jako.

David Wirthlin. We entered into a Separation and Release Agreement with David Wirthlin, our former Chief Financial Officer on August 3, 2020. Pursuant to this agreement, we paid Mr. Wirthlin separation pay equal to six months of base pay, or a total of approximately $97,100, subject to his execution of the Separation and Release Agreement, releasing any and all claims he may have against the Company.

Retirement Benefits

We do not provide pension arrangements or post-retirement health coverage for executive officers or employees. Our executive officers and other eligible employees may participate in one of our 401(k) defined contribution plans depending on the location of their employment. In fiscal year 2020, we maintained two separate 401(k) plans for our employees: (1) the Dynatronics Corporation Plan (the “Dynatronics Plan”) covers its Bird & Cronin, LLC and Dynatronics Corporation employees; and (2) the Hausmann Enterprises, LLC Plan (the “Hausmann Plan”) covers employees at our New Jersey location.

Dynatronics Plan. Under the Dynatronics Plan, employees who are 21 years of age or older are eligible to participate on the first day of the month following hire date. Eligible employees may contribute to the Dynatronics Plan in the form of salary deferrals of up to $19,000, the maximum allowable for calendar year 2020. Eligible employees who are over 50 years old may contribute an additional $6,000 in catchup contributions during calendar year 2020. We match employee contributions at 50% of the first 6% of employee compensation, up to a maximum of $3,000 per employee per year. Participants in the Dynatronics Plan are fully vested in their salary deferral contributions, and employer matching contributions vest 10% after year one, 20% each year thereafter (100% vested after six years).

Hausmann Plan. Under the Hausmann Plan, employees who are 21 years of age or older are eligible to participate on the first day of the month following hire date. Eligible employees may contribute to the Dynatronics Plan in the form of salary deferrals of up to $19,000, the maximum allowable for calendar year 2020. Eligible employees who are over 50 years old may contribute an additional $6,000 in catchup contributions during calendar year 2020. We match employee contributions at 50% of the first 6% of employee compensation, up to a maximum of $3,000 per employee per year. Participants in the Dynatronics Plan are fully vested in their salary deferral contributions, and employer matching contributions vest 10% after year one, 20% each year thereafter (100% vested after six years)

RELATED-PARTY TRANSACTIONS POLICY AND PROCEDURES

We have adopted a policy that any transactions with directors, executive officers or entities of which they are also officers or directors or in which they have a financial interest, will only be on terms consistent with industry standards and approved by a majority of the disinterested members of our Board. In addition, interested directors may be counted in determining the presence of a quorum at a meeting of our Board or a committee thereof that approves such transactions. If there are no disinterested directors, we shall obtain a majority vote of the shareholders approving the transaction.

SHAREHOLDER PROPOSALS FOR 2021 ANNUAL MEETING OF SHAREHOLDERS

Shareholders may submit proposals on matters appropriate for shareholder action at meetings of our shareholders in accordance with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to our 2021 Annual Meeting of Shareholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by us no later than June 1, 2021. Such proposals should be delivered to Dynatronics Corporation, 1200 Trapp Road, Eagan, Minnesota 55121, Attention: Jennifer Keeler, General Counsel and Corporate Secretary, telephone (651) 683-8066.

Our Board has determined that, except in the case of proposals made in accordance with Rule 14a-8, for shareholder nominations to the Board or other proposals to be considered at an annual meeting of shareholders, the shareholder must have given timely notice thereof in writing to our Corporate Secretary not less than 60 nor more than 90 calendar days prior to the anniversary of the date on which we first mailed our proxy materials for our immediately preceding annual meeting of shareholders (as specified in the proxy materials for the immediately preceding annual meeting of shareholders). To be timely for the 2021 Annual Meeting of Shareholders, a shareholder’s notice must be delivered or mailed to and received by our Corporate Secretary at our principal executive offices between July 11, 2021 and August 11, 2021. However, in the event that the 2021 Annual Meeting is called for a date that is not within 30 calendar days of the anniversary of the date that the 2020 Annual Meeting was called, to be timely, notice by the shareholder must be received by us not later than the close of business on the tenth calendar day following the date on which public announcement of the date of the 2021 Annual Meeting is first made. In no event will the public announcement of an adjournment of an Annual Meeting of shareholders commence a new time period for the giving of a shareholder’s notice as provided above. A shareholder’s notice to our Corporate Secretary must set forth the information required by the bylaws with respect to each matter the shareholder proposes to bring before the Annual Meeting.

In addition, the proxy solicited by the Board for the 2021 Annual Meeting of Shareholders will confer discretionary authority to vote on (i) any proposal presented by a shareholder at that meeting for which we have not been provided with notice on or prior to August 11, 2021, and (ii) any proposal made in accordance with the bylaw provisions, if the 2021 Proxy Statement briefly describes the matter and how management’s proxy holders intend to vote on it, if the shareholder does not comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more shareholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are Dynatronics shareholders will be householding our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker. Shareholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request householding of their communications should contact their brokers.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
By Order of the Board of Directors /s/ Jennifer Keeler Jennifer Keeler General Counsel and Corporate Secretary

October 20, 2020

A copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 2020, is available without charge upon written request to: Attn: Corporate Secretary, Dynatronics Corporation, 1200 Trapp Road, Eagan, Minnesota 55121.

To the extent the rules and regulations adopted by the SEC state that certain information included in this Proxy Statement is not deemed “soliciting material” or “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or to the liabilities of Section 18 of the Exchange Act, such information shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act.

Appendix A to the Proxy

DYNATRONICS CORPORATION

2020 EQUITY INCENTIVE PLAN

2020 Equity Incentive Plan Dynatronics Corporation

Appendix A to the Proxy

DYNATRONICS CORPORATION
2020 EQUITY INCENTIVE PLAN

1
Purpose; Eligibility.

1.1 General Purpose. The name of this plan is the Dynatronics Corporation 2020 Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable Dynatronics Corporation, a Utah corporation (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long-range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.

1.2 Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3 Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, (f) Cash Awards, and (g) Other Equity-Based Awards.

2
Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non- qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award, a Cash Award, or an Other Equity-Based Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cash Award” means an Award denominated in cash that is granted under Section 7.4 of the Plan.

“Cause” means

(a) With respect to any Employee or Consultant, unless the applicable Award Agreement states otherwise:

(i)
 If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or

Appendix A to the Proxy

(ii)
If no such agreement exists, or if such agreement does not define Cause: (1)  the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (2) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (3) gross negligence or willful misconduct with respect to the Company or an Affiliate; or (4) material violation of state or federal securities laws.

(b) With respect to any Director, unless the applicable Award Agreement states otherwise, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following:

(i)
malfeasance in office;

(ii)
gross misconduct or neglect;

(iii)
false or fraudulent misrepresentation inducing the director’s appointment;

(iv)
willful conversion of corporate funds; or

(v)
 repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control”

(a) One Person (or more than one Person acting as a group) acquires ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; provided, that, a Change in Control shall not occur if any Person (or more than one Person acting as a group) owns more than 50% of the total fair market value or total voting power of the Company’s stock and acquires additional stock;

(b) One Person (or more than one Person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) ownership of the Company’s stock possessing 30% or more of the total voting power of the stock of such corporation;

(c) A majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of appointment or election; or

(d) One Person (or more than one Person acting as a group), acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately before such acquisition.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

Appendix A to the Proxy

“Common Stock” means the common stock, no par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Company” means Dynatronics Corporation a Utah corporation, and any successor thereto.

“Consultant” means any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.

“Deferred Stock Units (DSUs)” has the meaning set forth in Section 7.2 hereof.

“Director” means a member of the Board.

“Disability” means, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

“Disqualifying Disposition” has the meaning set forth in Section 14.12.

“Effective Date” shall mean the date that the Company’s shareholders approve this Plan if such shareholder approval occurs before the first anniversary of the date the Plan is adopted by the Board.

“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the NASDAQ Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

Appendix A to the Proxy

“Fiscal Year” means the Company’s fiscal year, ending June 30.

“Free Standing Rights” has the meaning set forth in Section 7.1(a).

“Good Reason” means, unless the applicable Award Agreement states otherwise:

(a) If an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or

(b) If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant’s knowledge of the applicable circumstances): (i) any material, adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; (ii) a material reduction in the Participant’s base salary or bonus opportunity; or (iii) a geographical relocation of the Participant’s principal office location by more than fifty (50) miles.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Performance Share Award that is granted under Section 7.4 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.

Appendix A to the Proxy

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.

“Performance Period” means the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Share Award or a Cash Award.

“Performance Share Award” means any Award granted pursuant to Section 7.3 hereof.

“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in- law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

“Person” means a person as defined in Section 13(d)(3) of the Exchange Act.

“Plan” means this Dynatronics Corporation 2020 Equity Incentive Plan, as amended and/or amended and restated from time to time.

“Related Rights” has the meaning set forth in Section 7.1(a).

“Restricted Award” means any Award granted pursuant to Section 7.2(a).

“Restricted Period” has the meaning set forth in Section 7.2(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Stock for Stock Exchange” has the meaning set forth in Section 6.4.

“Substitute Award” has the meaning set forth in Section 4.6.

Appendix A to the Proxy

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

“Total Share Reserve” has the meaning set forth in Section 4.1.

3
Administration.

3.1 Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a)   to construe and interpret the Plan and apply its provisions;

(b)    to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c)    to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d)    to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;

(e)   to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f)    from time to time to select, subject to the limitations set forth in this Plan, those eligible Award recipients to whom Awards shall be granted;

(g)   to determine the number of shares of Common Stock to be made subject to each Award;

(h)   to determine whether each Option is to be an Incentive Stock Option or a Non- qualified Stock Option;

(i)    to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j)    to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the Performance Goals, the Performance Period(s) and the number of Performance Shares earned by a Participant;

(k)    to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(l) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

Appendix A to the Proxy

(m) to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(n) to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(o) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.

3.2 Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3 Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4 Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non- Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

3.5 Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

Appendix A to the Proxy

4
Shares Subject to the Plan.

4.1 Total Share Reserve. Subject to adjustment in accordance with Section 11, no more than One Million (1,000,000) shares of Common Stock plus the number of shares of Common Stock underlying any award granted under the Dynatronics Corporation 2015 Equity Incentive Award Plan and the Dynatronics Corporation 2018 Equity Incentive Award Plan (the “Prior Plans”) that expires, terminates or is canceled or forfeited under the terms of the Prior Plans shall be available for the grant of Awards under the Plan (the “Total Share Reserve”). Any shares of Common Stock granted in connection with Options and Stock Appreciation Rights shall be counted against this limit as one (1) share for every one (1) Option or Stock Appreciation Right awarded. Any shares of Common Stock granted in connection with Awards other than Options and Stock Appreciation Rights shall be counted against this limit as one (1) share of Common Stock for every one (1) share of Common Stock granted in connection with such Award. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2 Shares Available for Distribution. Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3 Incentive Stock Option Share Limit. Subject to adjustment in accordance with Section 11, no more than One Million (1,000,000) shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options (the “ISO Limit”).

4.4 Single Fiscal Year Share Limit. The maximum number of shares of Common Stock subject to Awards granted during a single Fiscal Year to any Director, together with any cash fees paid to such Director during the Fiscal Year shall not exceed a total value of $300,000 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes).

4.5 Treatment of Canceled, Forfeited, or Terminated Award Shares. Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Plan. Any shares of Common Stock that again become available for future grants pursuant to this Section 4.5 shall be added back as one (1) share if such shares were subject to Options or Stock Appreciation Rights and as one (1) share if such shares were subject to other Awards. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

4.6 Substitute Awards. Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Total Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO Limit. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Limit.

Appendix A to the Proxy

5
Eligibility.

5.1 Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.2 Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6 Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1 Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2 Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3 Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non- qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4 Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

Appendix A to the Proxy

6.5 Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6 Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7 Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

6.8 Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

Appendix A to the Proxy

6.9 Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10 Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11 Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

7
Provisions of Awards Other Than Options.

7.1
Stock Appreciation Rights.

(a) General. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).

(b) Grant Requirements. Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

(c) Term of Stock Appreciation Rights. The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d) Vesting of Stock Appreciation Rights. Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.

Appendix A to the Proxy

(e) Exercise and Payment. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

(f) Exercise Price. The exercise price of a Free Standing Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.

(g) Reduction in the Underlying Option Shares. Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

7.2
Restricted Awards.

(a) General. A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b)
Restricted Stock and Restricted Stock Units.

(i) Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

Appendix A to the Proxy

(ii) The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be withheld by the Company and credited to the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant’s account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit or Deferred Stock Unit and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

(c)
Restrictions.

(i) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii) Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

Appendix A to the Proxy
(d) Restricted Period. With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement. No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

(e) Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.2(b)(ii) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

(f) Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

7.3
Performance Share Awards.

(a) Grant of Performance Share Awards. Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 7.3, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine:
(i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

(b) Earning Performance Share Awards. The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee.

7.4 Other Equity-Based Awards and Cash Awards. The Committee may grant Other Equity- Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement. The Committee may grant Cash Awards in such amounts and subject to such Performance Goals, other vesting conditions, and such other terms as the Committee determines in its discretion. Cash Awards shall be evidenced in such form as the Committee may determine.

Appendix A to the Proxy

8 Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel, and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

9 Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10   Miscellaneous.

10.1 Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

10.2 Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.3 No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

10.4 Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

10.5 Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as

Appendix A to the Proxy

11 Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the Performance Goals to which Performance Share Awards and Cash Awards are subject, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12
Effect of Change in Control.

12.1 Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

(a) In the event of a Participant’s termination of Continuous Service without Cause or for Good Reason during the 12-month period following a Change in Control, notwithstanding any provision of the Plan or any applicable Award Agreement to the contrary, all outstanding Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the outstanding shares of Restricted Stock or Restricted Stock Units as of the date of the Participant’s termination of Continuous Service.

(b) With respect to Performance Share Awards and Cash Awards, in the event of a Change in Control, all incomplete Performance Periods in respect of such Awards in effect on the date the Change in Control occurs shall end on the date of such change and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable Participant partial or full Awards with respect to Performance Goals for each such Performance Period based upon the Committee’s determination of the degree of attainment of Performance Goals or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Committee.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and
(b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

12.2 In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

Appendix A to the Proxy

12.3 The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

13
Amendment of the Plan and Awards.

13.1 Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws and the rules of any stock exchange upon which the Company’s Common Stock may then be listed. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

13.2 Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.

13.3 Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4 No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

13.5 Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

14
General Provisions.

14.1 Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

14.2 Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (“Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).

Appendix A to the Proxy

14.3 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.4 Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

14.5 Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.6 Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.7 Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

14.8 No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

14.9 Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.

14.10 Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short- term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

Appendix A to the Proxy

14.11 Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.12 Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.12, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.13 Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

14.14    Expenses. The costs of administering the Plan shall be paid by the Company.

14.15 Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.16 Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.17 Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15 Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

16 Termination or Suspension of the Plan. The Plan shall terminate automatically on September 10, 2028. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

17 Choice of Law. The law of the State of Utah shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

As adopted by the Board of Directors of Dynatronics Corporation on October 1, 2020.

As approved by the shareholders of Dynatronics Corporation on ___________________________.

Appendix B to Proxy Statement

ARTICLES OF AMENDMENT
TO THE
AMENDED AND RESTATED ARTICLES OF INCORPORATION OF
DYNATRONICS CORPORATION

Pursuant to and in accordance with the provisions of Section 16-10a-1006 of the Utah Revised Business Corporation Act, as amended (the “Act”), the undersigned, Dynatronics Corporation (the “Corporation”) hereby declares and certifies the following Articles of Amendment (“Articles of Amendment”) to its Amended and Restated Articles of Incorporation (“Articles of Incorporation”).

1.            The name of the Corporation is Dynatronics Corporation.

2.            The text of the amendment to the Articles of Incorporation adopted is as follows:

Following the final paragraph of ARTICLE III of the Articles of Incorporation, the following text is inserted (the “Amendment”):

“Upon the filing of these Articles of Amendment to the Articles of Incorporation, each share of Common Stock of the Corporation issued and outstanding immediately prior to the filing of these Articles of Amendment, without further action, will be automatically split and converted into one-[_________] ([_____]) of one (1) share of fully paid and nonassessable shares of Common Stock of the Corporation (the “Reverse Stock Split”). No fractional shares shall be issued upon the Reverse Stock Split; rather, each fractional share resulting from the Reverse Stock Split shall be rounded up to the nearest whole number. Each outstanding stock certificate of the Corporation, which prior to the filing of these Articles of Amendment represented one or more shares of Common Stock, shall immediately after such filing represent that number of shares of Common Stock equal to the product of (i) the number of shares of Common Stock represented on such certificates divided by (ii) [_______] ([_____]) (such adjusted shares, the “Reclassified Shares”), with any resulting fractional shares rounded up to the nearest whole share as set forth above. Any options, warrants, conversion, or other purchase or conversion rights, which prior to the filing of these Articles of Amendment represented the right to acquire one or more shares of the Corporation’s Common Stock, shall immediately after such filing represent the right to acquire one-[_______] ([____]) of one (1) share of the Corporation’s Common Stock for each share of the Corporation’s Common Stock that such option, warrant, conversion or other purchase or conversion right previously represented the right to acquire. The exercise or conversion price of such options, warrants or conversion rights shall be adjusted by multiplying the existing exercise or conversion price by [________] ([___]).

The number of authorized shares of Common Stock of the Corporation and the par value of such shares will not be affected by these Articles of Amendment.

The Corporation shall, upon the request of each record holder of a certificate representing shares of Common Stock issued and outstanding immediately prior to the filing of these Articles of Amendment to the Articles of Incorporation, issue and deliver to such holder in exchange for such certificate a new certificate or certificates representing the Reclassified Shares.”

3.            The general form of the Articles of Amendment was adopted as of October 1, 2020 by Written Action of the Board of Directors of the Corporation, and was finalized by the Board of Directors [at a meeting of the Board held on _________, 20___,] and in accordance with the requirements of the Act and the Bylaws of the Corporation. The Board of Directors unanimously recommended approval of the Amendment by the shareholders of the Corporation.

4.            The Amendment was authorized and approved pursuant to sections 16-10a-1003 and 1004 of the Act by: (i) a majority of the votes cast at the meeting by the holders of shares of Common Stock voting separately as a voting group and entitled to vote at the Annual Meeting of the shareholders of the Corporation held on December 2, 2020 (the “Annual Meeting”), and (ii) a majority of the votes cast at the Annual Meeting by the holders of shares of Common Stock, Series A Preferred Stock, and Series B Preferred Stock, voting together as a single class and entitled to vote at the Annual Meeting:

(a)            The number of issued and outstanding shares of Common Stock, Series A Preferred Stock, and Series B Preferred Stock, voting together as a single class and entitled to vote on the foregoing Amendment was [____________________] of which [__________________] (or approximately [_____]% of the issued and outstanding) voting shares were represented in person or by proxy at the Annual Meeting, constituting a quorum of such issued and outstanding shares.

B-1

(b)            The shares of Common Stock present at the Annual Meeting in person or by proxy with respect to the Amendment and voting separately as a voting group were voted as set forth in the following table.

(c)            The shares of Common Stock, Series A Preferred Stock, and Series B Preferred Stock present at the Annual Meeting in person or by proxy with respect to the Amendment and voting together as a single voting group were voted as set forth in the following table:

DESIGNATION OF STOCK	NO. OF SHARES REPRESENTED AT THE ANNUAL MEETING AND ENTITLED TO VOTE	VOTES CAST IN FAVOR OF AMENDMENT	VOTES CAST AGAINST AMENDMENT	VOTES ABSTAINING
Common Stock voting separately as a voting group	[____________]	[____________]	[___________]	[______________]
Common Stock, Series A Preferred, and Series B Preferred together as a voting group	[___________]	[____________]	[____________]	[_______________]

(d)           Such votes cast were sufficient for approval of the Amendment and the filing of these Articles of Amendment.

IN WITNESS WHEREOF, these Articles of Amendment are executed as of [_______________________], 20[___].

Dynatronics Corporation,
a Utah corporation

By: _________________________________________
Name: Jennifer Keeler
Title: General Counsel and Corporate Secretary

B-2

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on December 02, 2020

DYNATRONICS CORPORATION

DYNATRONICS CORPORATION
ATTN: JENNIFER KEELER
1200 TRAPP ROAD
EAGAN, MN 55121

0000474685_1 R1.0.1.18

Meeting Information

Meeting Type: Annual Meeting

For holders as of: October 05, 2020

Date: December 02, 2020 **Time:** 8:00 AM CST

Location: Dynatronics Corporation
1200 Trapp Road
Eagan, MN 55121

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

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0000474685_2 R1.0.1.18

Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

01 Brian D. Baker 02 R. Scott Ward 03 Scott A. Klosterman 04 John A. Krier

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

0000474685_3 R1.0.1.18

DYNATRONICS CORPORATION
ATTN: JENNIFER KEELER
1200 TRAPP ROAD
EAGAN, MN 55121

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To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees

01 Brian D. Baker   02 R. Scott Ward   03 Scott A. Klosterman   04 John A. Krier

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000474686_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com

DYNATRONICS CORPORATION
Annual Meeting of Shareholders
December 2, 2020 8:00 AM CT
This proxy is solicited by the Board of Directors

The undersigned shareholder(s) hereby appoint(s) Erin S. Enright and Jennifer Keeler, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of DYNTRONICS CORPORTION that the shareholders is/are entitled to vote at th e nnual Meeting of Shareholders to be held at 8:00 M CT on December 2, 2020, at Dynatronics Corporation, 120 0 Trapp Road, Eagan, MN 55121, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000474686_2 R1.0.1.18

Continued and to be signed on reverse side